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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07986

The Alger Institutional Funds
(Exact name of registrant as specified in charter)

111 Fifth Avenue New York, New York			10003
(Address of principal executive offices)			(Zip code)

Mr. Hal Liebes Fred Alger Management, Inc. 111 Fifth Avenue New York, New York 10003
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-806-8800

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2010

ITEM 1.  REPORT(S) TO STOCKHOLDERS.

The Alger Institutional Funds

SEMI-ANNUAL REPORT
April 30, 2010
(Unaudited)

Table of Contents

THE ALGER INSTITUTIONAL FUNDS

Letter to Our Shareholders	1

Fund Highlights	10

Portfolio Summary	14

Schedules of Investments	15

Statements of Assets and Liabilities	38

Statements of Operations	40

Statements of Changes in Net Assets	42

Financial Highlights	44

Notes to Financial Statements	52

Additional Information	65

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Dear Shareholders,	June 3, 2010

Lewis Carroll chose the title “Through the Looking Glass and What Alice Found There,” for his sequel to “Alice’s Adventures in Wonderland.”  I will confess that I had to look that up, uncertain of the exact title of the sequel from which the current hit movie is based, only to find that today’s movie storyline is drawn from both books, to the disapproval, I might add, of at least one friend, a frequent critic of contemporary adaptations of classic literature. For our purpose, the title “Through the Looking Glass” serves as a useful reminder to us as investors to both think, as Alice did, about what the world is like on the other side of a mirror’s reflection and to look in the mirror itself.  In this letter, we look in the mirror of our own past letters and commentaries as well as continue to step through to the other side and offer a viewpoint on what we think lies “on the other side.”

In our Semi-Annual letter of April 2009, we maintained that March market lows were a turning point for the S&P 500.  At the same time, we noted that economic growth and improvements in investor sentiment would improve, although neither would do so in a straight line, which would drive market volatility. Our expectations of a market turnaround proved correct, with the S&P 500 returning 49.77% during the 12-month period ended March 31, 2010.  While market volatility as measured by the VIX during that timeframe declined, it’s been a strange kind of calm. Starting in mid-January of this year, for example, there were four consecutive weekly declines of the S&P 500 Index, almost immediately followed by an impressive series of weekly gains.

More recently, in our Alger 2010 Market Outlook and fourth quarter 2009 Market Commentary, we noted two principle insights for 2010. The first being that 2010 was likely to be a year of uncertainty as investors waited for guidance on the direction of governmental policies (i.e., from health care to international trade to economic stimulus), rather than focus on the fundamental economic uncertainty that drove equity markets in 2009. The second principle derives from the first: that U.S. equity markets would vacillate from this policy uncertainty, while ultimately remaining on an upward trend due to improving broad-based fundamentals like corporate revenues and earnings growth. This upward trend resulted in the S&P 500 posting a 5.39% return for the first quarter of this year and a 15.66% return for the six-month reporting period ended April 30 of 2010.

Black and Red: Corporate Earnings Unchecked Across a Background of Economic (and Other) Concerns

Have investors, psychologically, moved to the other side of our mirror called “risk and reward” and, thus, become willing to engage again with U.S. equities? We think not yet. And, as in “Through the Looking Glass,” we find, like Alice, the landscape ahead for investors is a chessboard to be navigated, not clear sailing on the optimism of a new bull market.

The accuracy of our earlier forecast of an improving economy was validated in the first quarter of 2010.  Bellwethers like FedEx Corp. (FDX) and NIKE Inc. (NKE)

reported surprisingly strong results. The supposedly weak U.S. consumer appeared surprisingly well dressed, with retailers such as J. Crew Group (JCP) and Tiffany’s (TIF) posting strong results for their fourth quarters and intra-quarter sales reports suggesting surprisingly strong sales in February and March, driving their share prices to near multi-year highs. In sum, the strong corporate results lend support to optimistic investors, with first quarter earnings for the S&P 500 expected to have grown more than 35% on a year-over-year basis. That growth, if realized, will mark the first two consecutive quarters of year-over-year expansion since the first half of 2007.

As we have noted in the past, strong corporate earnings can occur at a time when broad-based economic data is mixed. In particular, while 2009 fourth-quarter GDP growth was encouraging, high unemployment and weakness in real estate persisted. Unemployment had dropped in January, but the resulting 9.7% was still high, and new jobs data reported during the first quarter missed on the downside. In real estate, the National Association of Realtors reported that sales of existing homes dropped 0.6% in February from January and that the median sales price fell to $165,100, a 1.8% decline. Home inventories also grew to an 8.6 month supply.

Even positive numbers, such as GDP growth of 5.7% in the fourth quarter of 2009, must be taken with a dousing of reality—much of that gain resulted from businesses replenishing inventories drawn down in the depths of the recession.

In April, however, an abundance of positive economic data was released: first quarter GDP grew 3.2% —its third straight quarter—while household spending rose 3.6%. Data also showed that housing starts, industrial production and orders for manufactured goods increased in March.

Remembering Future Events: The White Queen

Lewis Carroll’s White Queen claims to have the ability to remember future events, even in her absentmindedness. Carroll’s literary and linguistic puzzles have entertained millions for over a century, even before the emergence of 3-D movie technologies. In 2009, near the bottom of the U.S. equity market, our analysts looked at an investment puzzle: the fundamental disregard, reflected in the market valuation, for a quality growth company we called “USA Inc.”  (Alger Market Commentary, March 2009).

To recall that past event, USA Inc. was a group of 20 companies held in Alger mutual funds and client accounts. As a group, in the prior decade it grew revenues at a 14% per annum rate, expanded its gross margins significantly while expanding overseas and it also maintained a solid balance sheet at a time of crisis. Last year, in March, we estimated that USA Inc.’s free cash flow (before dividends) to enterprise value yield was over 8.5%. Today, we want to look back and remember the (very recent) past to help us think about the future.

In the past year, USA Inc. companies have sustained, and in some cases exceeded, that fundamental performance. Earnings have grown at a double digit rate from the

EPS estimates of March 2009, while actual revenues for calendar year 2009 exceeded forecasts. USA Inc. companies have continued to capitalize on global expansion, with more than 40% of their revenue stream being generated in other countries and they have delivered on their ability to generate free cash flow. As a group, the combined value of the companies’ stocks climbed 57% over the past year; however, cash and investments on their balance sheets still constitutes more than 13% of their market cap. Finally, while their stocks have climbed, their valuations remain very reasonable, in our view, trading at an Enterprise Value to Free Cash Flow of approximately 16X at the end of the first quarter 2010 (that is, a 6.5% yield in a land where bond yields remain paltry).

In fact, U.S. equity markets generally look appealing from a Free Cash-Flow Yield perspective. The yields reached record highs during the market trough last year and have since declined. However, at nearly 5% in April, we believe the yields are still attractive.

What’s on the Horizon?

Having experienced a year of remarkable market performance—on both the domestic and international fronts—it is only natural to question if market gains will continue. Certainly, we do not expect to see portfolio appreciation at the levels of the past 12 months, yet we believe a variety of broad ongoing trends will support additional market gains.

We believe that the theme of strong corporate earnings overshadowing investors’ concerns over the economy and government policies will continue. Markets, it appears, have only just begun to price in economic growth that we believe will ultimately drive additional business expansion. Indeed, much of the equity gains of 2009 resulted not from economic growth but from investors’ belief that an economic doomsday had been avoided.

Investor psychology may be the key factor for markets in 2010. From 2007 to the end of 2009, risk-averse investors deposited more than half a trillion dollars into bond funds, according to data from the Investment Company Institute. That amount dwarfs the $81 billion captured by the funds during the three-year period leading up to 2007. In comparison, domestic equity funds had net outflows of $151 billion from 2007 to the end of 2009, compared to the nearly $473 billion of inflows during the three years prior to that period. We believe this trend may moderate or even reverse as investor psychology reaches a tipping point.

During the past 12 months, market volatility has been followed by strong market gains that have rewarded investors who have purchased during dips. The first quarter was no exception. The S&P 500’s considerable gain for the period occurred even though markets declined in each of the four weeks leading up to February 5. Strong market performance following that decline and other market dips, we believe, will ultimately move investors to a tipping point, causing them to move assets from bond funds to equity funds. This reallocation of a sizeable pool of non-equity assets into stocks could provide substantial levels of market support.

A potential decline in the performance of bond funds could also drive investors to reallocate assets. Indeed, PIMCO Bond Manager Bill Gross recently commented that the prospect of a strengthening economy and rising interest rates argues against maintaining a large bond allocation and that the nearly three-decade long rally in fixed-income securities may have run its course.

Finally, with widespread expectations for a slow, gradual economic recovery, investors may return to growth style investing. In such an environment, companies are challenged to generate substantial earnings growth, so investors are willing to pay a premium for high-quality growing companies that Alger analysts are researching and discovering every day.

At Alger, we also believe that changing conditions present unique opportunities. Indeed, the past months have reinforced that belief, which has been a basic tenet of our investing philosophy since 1964. Going forward, our research-driven strategy and deep team of experienced analysts will continue to identify companies benefiting from the change all around us, and in particular, from creating “Positive Dynamic Change” in their industries, regardless of market conditions.

Portfolio Matters

Alger Capital Appreciation Institutional Fund

The Alger Capital Appreciation Institutional Fund returned 16.41% for the six-month period ended April 30, 2010, compared to the Russell 3000 Growth Index return of 16.51%.

During the period, the largest portfolio weightings in the Alger Capital Appreciation Institutional Fund were in the Information Technology and Health Care sectors. The largest sector overweight for the period was in Financials. The largest sector underweight for the period was in Consumer Staples. Relative outperformance in the Information Technology and Energy sectors was the most important contributor to performance. Sectors that detracted from the portfolio included Health Care and Consumer Staples.

Among the most important relative contributors were Patriot Coal Corp., Skyworks Solutions Inc., Cliffs Natural Resources Inc., Seagate Technology and Marvell Technology Group Ltd. Conversely, detracting from overall results on a relative basis were Brocade Communications Systems Inc., Oracle Corp., United Technologies Corp., Baxter International Inc. and International Business Machines Corp.

Alger Large Cap Growth Institutional Fund

The Alger Large Cap Growth Institutional Fund returned 13.94% for the fiscal six-month period ended April 30, 2010, compared with a return of 15.79% for the Russell 1000 Growth Index.

During the period, the largest portfolio weightings in the Alger Large Cap Growth Institutional Fund were in the Information Technology and Health Care sectors. The largest sector overweight for the period was in Energy. The largest sector underweight for the period was in Industrials. Relative outperformance in the Materials and Energy sectors was the most important contributor to performance. Sectors that detracted from the portfolio included Health Care and Consumer Staples.

Among the most important relative contributors were Burlington Northern, The Boeing Co., Las Vegas Sands Corp., Lowe’s Companies, Inc. and Carnival Corp.  Conversely, detracting from overall results on a relative basis were United Technologies Corp., Oracle Corp., International Business Machines Corp., Medco Health Solutions Inc. and Transocean Ltd.

Alger Mid Cap Growth Institutional Fund

The Alger Mid Cap Growth Institutional Fund returned 20.97% for the fiscal six-month period ended April 30, 2010, compared to the Russell MidCap Growth Index, which had a return of 23.22%.

During the period, the largest portfolio weightings in the Alger Mid Cap Growth Institutional Fund were in the Information Technology and Consumer Discretionary sectors. The largest sector overweight for the period was in Information Technology. The largest sector underweight for the period was in Industrials. Relative outperformance in the Information Technology and Energy sectors was the most important contributor to performance. Sectors that detracted from the portfolio included Industrials and Consumer Staples.

Among the most important relative contributors were Cliffs Natural Resources Inc., Skyworks Solutions Inc., Human Genome Sciences Inc., Atheros Communications Inc., and Mariner Energy Inc.  Conversely, detracting from overall results on a relative basis were Brocade Communications Systems Inc., Intuitive Surgical Inc., SmartHeat Inc., The New York Times Co. and Select Medical Holdings Corp.

Alger Small Cap Growth Institutional Fund

For the six-month period ended April 30, 2010, the Alger Small Cap Growth Institutional Fund returned 26.28%, compared to the Russell 2000 Growth Index, which returned 25.50%.

During the period, the largest portfolio weightings in the Alger Small Cap Growth Institutional Fund were in the Information Technology and Health Care sectors. The largest sector overweight for the period was in Industrials. The largest sector underweight for the period was in Information Technology. Relative outperformance in the Energy and Materials sectors was the most important contributor to performance. Sectors that detracted from the portfolio included Financials and Consumer Staples.

Among the most important relative contributors were Dollar Thrifty Automotive Group Inc., Mariner Energy Inc., Dana Holding Corp., Parexel International Corp., and BE Aerospace Inc. Conversely, detracting from overall results on a relative basis were Brocade Communications Systems Inc., InterMune Inc., The PMI Group Inc., Acorda Therapeutics Inc. and Medivation Inc.

As always, we strive to deliver consistently superior investment results for you, our shareholders, and we thank you for your business and your continued confidence in Alger.

Respectfully submitted,

Daniel C. Chung

Chief Investment Officer

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Funds unless proceeded or accompanied by an effective prospectus for the Funds. Funds returns represent the fiscal six-month period return of Class I shares. The performance data quoted represents past performance, which is not an indication or guarantee of future results. Standardized performance results can be found on the following pages. The investment return and principal value of an investment in a fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance quoted. Recent performance has been impacted by an unusually strong period in the U.S. equity market and there is no guarantee that such conditions will be repeated. For performance data current to the most recent month-end, visit us at www.alger.com, or call us at (800) 992-3863.

The views and opinions of the Funds’ management in this report are as of the date of the Shareholders letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a portfolio. Please refer to the Schedules of Investments for each fund that is included in this report for a complete list of fund holdings as of April 30, 2010. Securities mentioned in the Shareholders letter, if not found in the Schedule of Investments, may have been held by the Funds during the six-month fiscal period.

A Word About Risk

Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments. Investing in the stock market involves gains and losses and may not be suitable for all investors. Stocks of small and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources. Funds that participate in leveraging, such as the Capital Appreciation Institutional Fund, are subject to the risk that borrowing money to leverage will exceed the returns for securities purchased or that the securities purchased may actually go down in value; thus, the Funds’ net asset value can decrease more quickly than if the Funds had not borrowed. For a more detailed discussion of the risks associated with these Funds, please see the Funds’ Prospectus.

Before investing, carefully consider a fund’s investment objective, risks, charges, and expenses. For a prospectus containing this and other information about The Alger Institutional Funds call us at (800) 992-3863 or visit us at www.alger.com. Read it carefully before investing.

Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext, SIPC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

•        Standard & Poor’s 500 Index (S&P 500 Index) is an index of 500 leading companies in leading industries in the United States.

•        The VIX (CBOE Volatility Index) is a popular measure of the implied volatility of S&P 500 index options.

•        The following companies represented the stated percentage of firm wide assets as of April 30, 2010: FedEx Corp., 0.01%; NIKE Inc., 0.05%; Tiffany & Co., 0.06% and J. Crew Group, Inc., 0.0%.

•        The National Association of Realtors is a trade association representing members involved in the residential and commercial real estate industries.

•        The group of companies that we call USA, Inc. does not represent an actual portfolio and the specific securities within the group may or may not be held in more than one portfolio or portfolio style advised by Fred Alger Management, Inc. Inclusion of a security in this group is not a recommendation to purchase such security or an indication regarding such security’s prior performance. Further, the securities in the group are held in one or more portfolio advised by Fred Alger Management, Inc. as of the date hereof and are subject to change at any time.

•        PIMCO is a subsidiary of Allianz Global Investors. As of April 30, Allianz Global Investors represented 0.0% of Alger assets under management.

•        Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on the total market capitalization, which represents 98% of the U.S. Equity Market.

•        Russell 1000 Growth Index is an unmanaged index designed to measure the performance of the largest 1,000 companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

•        Russell MidCap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap Index represents approximately 27% of the total market capitalization of the Russell 1000 companies.

•        Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

FUND PERFORMANCE AS OF 3/31/10 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1	5	10	SINCE
	YEAR	YEARS	YEARS	INCEPTION
Alger Capital Appreciation Class I
(Inception 11/8/93)	58.23%	9.88%	(2.31)%	11.41%
Alger Capital Appreciation Class R
(Inception 1/27/03)	57.49%	9.32%	n/a	11.62%
Alger Large Cap Growth Class I
(Inception 11/8/93)	47.45%	2.02%	(3.75)%	7.09%
Alger Large Cap Growth Class R
(Inception 1/27/03)	46.70%	1.51%	n/a	5.86%
Alger Mid Cap Growth Class I
(Inception 11/8/93)	60.10%	2.07%	1.02%	12.08%
Alger Mid Cap Growth Class R
(Inception 1/27/03)	59.32%	1.57%	n/a	8.03%
Alger Small Cap Growth Class I
(Inception 11/8/93)	59.97%	6.84%	(1.96)%	8.71%
Alger Small Cap Growth Class R
(Inception 1/27/03)	59.35%	6.32%	n/a	11.51%

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Fund Highlights Through April 30, 2010 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Capital Appreciation Institutional Fund Class I shares and the Russell 3000 Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2010. Figures for the Alger Capital Appreciation Institutional Fund Class I shares and the Russell 3000 Growth Index include reinvestment of dividends. Performance for the Alger Capital Appreciation Institutional Fund Class R shares may vary from the results shown above due to differences in expenses the class bears.

PERFORMANCE COMPARISON AS OF 4/30/10

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Class I (Inception 11/8/93)	44.50%	10.46%	(0.78)%	11.36%
Russell 3000 Growth Index	38.70%	4.22%	(3.38)%	6.65%

Class R (Inception 1/27/03)	43.79%	9.90%	n/a	11.49%
Russell 3000 Growth Index	38.70%	4.22%	n/a	7.08%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

ALGER LARGE CAP GROWTH INSTITUTIONAL FUND

Fund Highlights Through April 30, 2010 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Large Cap Growth Institutional Fund Class I shares and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2010. The figures for the Alger Large Cap Growth Institutional Fund Class I shares and the Russell 1000 Growth Index include reinvestment of dividends. Performance for the Alger Large Cap Growth Institutional Fund Class R shares may vary from the results shown above due to differences in expenses the class bears.

PERFORMANCE COMPARISON AS OF 4/30/10

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Class I (Inception 11/8/93)	36.70%	2.71%	(3.17)%	7.10%
Russell 1000 Growth Index	38.16%	4.05%	(3.63)%	6.85%

Class R (Inception 1/27/03)	35.91%	2.17%	n/a	5.88%
Russell 1000 Growth Index	38.16%	4.05%	n/a	6.84%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

ALGER MID CAP GROWTH INSTITUTIONAL FUND

Fund Highlights Through April 30, 2010 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Mid Cap Growth Institutional Fund Class I shares and the Russell Midcap Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2010 Figures for the Alger Mid Cap Growth Institutional Fund Class I shares and the Russell Midcap Growth Index include reinvestment of dividends. Performance for the Alger Mid Cap Growth Institutional Fund Class R shares may vary from the results shown above due to differences in expenses the class bears.

PERFORMANCE COMPARISON AS OF 4/30/10

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Class I (Inception 11/8/93)	45.66%	3.59%	1.87%	12.14%
Russell Midcap Growth Index	46.94%	5.74%	(0.38)%	8.11%

Class R (Inception 1/27/03)	44.90%	3.07%	n/a	8.20%
Russell Midcap Growth Index	46.94%	5.74%	n/a	10.57%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

ALGER SMALL CAP GROWTH INSTITUTIONAL FUND

Fund Highlights Through April 30, 2010 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Small Cap Growth Institutional Fund Class I shares and the Russell 2000 Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2010. The figures for the Alger Small Cap Growth Institutional Fund Class I shares and the Russell 2000 Growth Index include reinvestment of dividends. Performance for the Alger Small Cap Growth Institutional Fund Class R shares may vary from the results shown above due to differences in expenses the class bears.

PERFORMANCE COMPARISON AS OF 4/30/10

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Class I (Inception 11/8/93)	49.67%	8.76%	(0.20)%	8.91%
Russell 2000 Growth Index	45.21%	6.07%	(0.06)%	5.15%

Class R (Inception 1/27/03)	49.05%	8.24%	n/a	11.93%
Russell 2000 Growth Index	45.21%	6.07%	n/a	10.28%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

PORTFOLIO SUMMARY*

April 30, 2010 (Unaudited)

SECTORS	Alger Capital Appreciation Institutional Fund	Alger Large Cap Growth Institutional Fund	Alger Mid Cap Growth Institutional Fund	Alger Small Cap Growth Institutional Fund
Consumer Discretionary	11.4%	8.0%	19.2%	17.9%
Consumer Staples	4.1	13.4	2.3	2.4
Energy	10.0	8.1	9.0	4.1
Financials	10.7	7.3	13.5	6.0
Health Care	11.6	14.6	11.3	23.1
Industrials	7.3	8.6	13.1	17.0
Information Technology	34.8	32.6	24.9	22.1
Materials	3.7	3.8	3.7	3.1
Telecommunication Services	0.6	0.6	1.3	0.8
Utilities	0.0	1.0	0.0	1.1
Short-Term Investments and Net Other Assets	5.8	2.0	1.7	2.4
	100.0%	100.0%	100.0%	100.0%

* Based on net assets for each Fund.

THE ALGER INSTITUTIONAL FUNDS  |

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Schedule of Investments‡ (Unaudited) April 30, 2010

	SHARES	VALUE
COMMON STOCKS—94.2%
ADVERTISING—0.3%
Focus Media Holding Ltd.#*	187,800	$3,151,284

AEROSPACE & DEFENSE—1.0%
General Dynamics Corp.	44,400	3,390,384
Lockheed Martin Corp.	40,300	3,421,067
United Technologies Corp.	39,600	2,968,020
		9,779,471
AIR FREIGHT & LOGISTICS—1.3%
United Parcel Service Inc., Cl. B	183,400	12,680,276

APPLICATION SOFTWARE—1.4%
Adobe Systems Inc. *	244,400	8,209,396
Nice Systems Ltd. #*	53,100	1,689,111
Synopsys Inc. *	185,400	4,210,434
		14,108,941
ASSET MANAGEMENT & CUSTODY BANKS—0.4%
Invesco Ltd.	178,100	4,094,519

AUTO PARTS & EQUIPMENT—1.2%
ArvinMeritor Inc. *	246,300	3,773,316
Lear Corp. *	97,900	7,947,522
		11,720,838
BIOTECHNOLOGY—1.6%
Amgen Inc. *	171,500	9,837,240
Celgene Corp. *	35,800	2,217,810
Human Genome Sciences Inc. *	138,300	3,829,527
		15,884,577
CABLE & SATELLITE—0.8%
DIRECTV Group Inc., /The*	218,700	7,923,501

CASINOS & GAMING—0.2%
Las Vegas Sands Corp.*	80,985	2,013,287

COAL & CONSUMABLE FUELS—1.3%
Peabody Energy Corp.	278,600	13,016,192

COMMUNICATIONS EQUIPMENT—2.7%
Brocade Communications Systems Inc. *	565,000	3,666,850
Cisco Systems Inc. *	441,900	11,895,948
Qualcomm Inc.	293,000	11,350,820
		26,913,618
COMPUTER HARDWARE—8.1%
Apple Inc. *	166,500	43,476,479
Hewlett-Packard Co.	650,600	33,811,682
International Business Machines Corp.	23,500	3,031,500
		80,319,661
COMPUTER STORAGE & PERIPHERALS—1.4%
EMC Corp. *	382,800	7,277,028
Seagate Technology *	339,900	6,243,963
		13,520,991

	SHARES	VALUE
COMMON STOCKS—(CONT.)
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.2%
Cummins Inc.	132,900	$9,599,367
Terex Corp. *	95,200	2,524,704
		12,124,071
DATA PROCESSING & OUTSOURCED SERVICES—1.5%
Mastercard Inc.	57,800	14,336,712

DEPARTMENT STORES—1.2%
Kohl’s Corp.*	215,400	11,844,846

DIVERSIFIED BANKS—0.1%
Banco Santander Brasil SA#	109,300	1,271,159

DIVERSIFIED CHEMICALS—0.0%
FMC Corporation	3,200	203,648

EDUCATION SERVICES—0.4%
ITT Educational Services Inc.*	34,300	3,468,759

FERTILIZERS & AGRICULTURAL CHEMICALS—0.4%
Mosaic Co., /The	69,000	3,528,660

FOREST PRODUCTS—0.7%
Weyerhaeuser Co.	131,675	6,520,546

GENERAL MERCHANDISE STORES—0.8%
Target Corp.	139,300	7,921,991

GOLD—0.9%
Yamana Gold Inc.	916,700	9,964,529

HEALTH CARE EQUIPMENT—3.4%
Baxter International Inc.	324,100	15,304,002
Covidien PLC	330,140	15,843,419
Insulet Corp. *	133,500	1,842,300
		32,989,721
HEALTH CARE FACILITIES—0.6%
Community Health Systems Inc. *	50,500	2,063,430
Health Management Associates Inc., Cl. A *	409,600	3,817,472
		5,880,902
HEALTH CARE SUPPLIES—0.1%
Inverness Medical Innovations Inc.*	32,100	1,276,938

HOME ENTERTAINMENT SOFTWARE—1.0%
Activision Blizzard Inc.	861,700	9,547,636

HOME IMPROVEMENT RETAIL—1.2%
Lowe’s Companies, Inc.	435,100	11,799,912

HOTELS RESORTS & CRUISE LINES—0.6%
Wyndham Worldwide Corp.	229,200	6,144,852

HOUSEHOLD APPLIANCES—1.0%
Stanley Black & Decker Inc.	152,500	9,477,875

HUMAN RESOURCE & EMPLOYMENT SERVICES—0.3%
Towers Watson & Co.	54,900	2,635,200

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HYPERMARKETS & SUPER CENTERS—1.9%
Wal-Mart Stores Inc.	347,610	$18,649,277

INDUSTRIAL CONGLOMERATES—2.1%
Tyco International Ltd.	549,600	21,318,984

INDUSTRIAL MACHINERY—0.3%
Ingersoll-Rand PLC	77,500	2,865,950

INTEGRATED OIL & GAS—3.4%
Chevron Corp.	399,600	32,543,424

INTERNET RETAIL—1.5%
Amazon.com Inc. *	55,200	7,565,712
Expedia Inc.	307,700	7,264,797
		14,830,509
INTERNET SOFTWARE & SERVICES—7.0%
eBay Inc. *	341,100	8,121,591
Google Inc., Cl. A *	29,800	15,658,112
GSI Commerce Inc. *	383,550	10,451,738
IAC/InterActiveCorp. *	424,100	9,508,322
Sina Corp. *	372,800	13,681,760
Yahoo! Inc. *	721,500	11,926,395
		69,347,918
INVESTMENT BANKING & BROKERAGE—0.6%
Lazard Ltd., Cl. A	110,200	4,260,332
Morgan Stanley	66,100	1,997,542
		6,257,874
LEISURE PRODUCTS—0.4%
Phillips-Van Heusen Corp.	60,400	3,805,804

LIFE & HEALTH INSURANCE—0.7%
Lincoln National Corp.	76,900	2,352,371
MetLife Inc.	99,100	4,516,978
		6,869,349
LIFE SCIENCES TOOLS & SERVICES—1.4%
Life Technologies Corp. *	62,090	3,396,944
Thermo Fisher Scientific Inc. *	188,700	10,431,336
		13,828,280
MANAGED HEALTH CARE—0.5%
WellPoint Inc.*	87,600	4,712,880

MARINE PORTS & SERVICES—0.4%
Aegean Marine Petroleum Network Inc.	150,100	3,938,624

METAL & GLASS CONTAINERS—0.5%
Owens-Illinois Inc.*	136,800	4,848,192

MOVIES & ENTERTAINMENT—0.4%
Regal Entertainment Group, Cl. A	234,300	4,001,844

MULTI-LINE INSURANCE—0.8%
Hartford Financial Services Group Inc.	272,900	7,796,753

	SHARES	VALUE
COMMON STOCKS—(CONT.)
OIL & GAS DRILLING—0.2%
Transocean Ltd.*	28,855	$2,090,545

OIL & GAS EQUIPMENT & SERVICES—1.2%
Schlumberger Ltd.	142,800	10,198,776
Weatherford International Ltd. *	94,400	1,709,584
		11,908,360
OIL & GAS EXPLORATION & PRODUCTION—3.7%
Devon Energy Corp.	195,200	13,142,816
Nexen Inc.	657,100	15,954,387
Plains Exploration & Production Co. *	231,400	6,782,334
		35,879,537
OIL & GAS STORAGE & TRANSPORTATION—0.2%
Magellan Midstream Partners LP	50,674	2,411,576

OTHER DIVERSIFIED FINANCIAL SERVICES—4.9%
Bank of America Corp.	1,032,700	18,413,041
BM&F Bovespa SA	1,252,100	8,319,601
JPMorgan Chase & Co.	505,300	21,515,675
		48,248,317
PAPER PRODUCTS—0.2%
International Paper Co.	57,100	1,526,854

PHARMACEUTICALS—4.0%
Abbott Laboratories	313,000	16,013,080
Auxilium Pharmaceuticals Inc. *	83,600	2,976,160
Pfizer Inc.	1,215,700	20,326,504
		39,315,744
PROPERTY & CASUALTY INSURANCE—1.5%
Assured Guaranty Ltd.	249,700	5,381,035
Travelers Cos., Inc., /The	186,800	9,478,232
		14,859,267
PUBLISHING—0.4%
McGraw-Hill Cos., Inc., /The	102,400	3,452,928

RESTAURANTS—1.0%
McDonald’s Corp.	145,000	10,235,550

RETAIL REITS—1.1%
Macerich Co., /The	234,120	10,467,505

SEMICONDUCTOR EQUIPMENT—1.2%
Lam Research Corp. *	229,099	9,289,964
Novellus Systems Inc. *	90,300	2,365,860
		11,655,824
SEMICONDUCTORS—6.6%
Broadcom Corp., Cl. A	43,800	1,510,662
Intel Corp.	554,300	12,654,669
Marvell Technology Group Ltd. *	1,653,860	34,152,209
Micron Technology Inc. *	344,000	3,216,400
ON Semiconductor Corp. *	619,000	4,914,860

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SEMICONDUCTORS—(CONT.)
Skyworks Solutions Inc. *	495,700	$8,347,588
		64,796,388
SOFT DRINKS—1.0%
PepsiCo Inc.	147,200	9,600,384

SPECIALIZED FINANCE—0.4%
CME Group Inc.	10,600	3,481,146

SPECIALTY STORES—0.0%
L’Occitane International SA*,(L2)	50,600	98,289

STEEL—1.0%
Cliffs Natural Resources Inc.	157,200	9,829,716

SYSTEMS SOFTWARE—3.9%
Microsoft Corp.	651,500	19,896,810
Oracle Corp.	728,600	18,827,024
		38,723,834
THRIFTS & MORTGAGE FINANCE—0.2%
TFS Financial Corp.	107,000	1,512,980

TOBACCO—1.2%
Philip Morris International Inc.	238,050	11,683,494

TRUCKING—0.7%
Hertz Global Holdings Inc.*	454,200	6,567,732

WIRELESS TELECOMMUNICATION SERVICES—0.6%
NII Holdings Inc., Cl. B*	148,900	6,316,338

TOTAL COMMON STOCKS (Cost $898,592,504)		926,343,083

	PRINCIPAL AMOUNT
SHORT-TERM INVESTMENTS—2.8%
TIME DEPOSITS—2.8%
Wells Fargo Grand Cayman, 0.03%, 4/01/10(L2) (Cost $27,343,842)	27,343,842	27,343,842

Total Investments (Cost $925,936,346)(a)	97.0%	953,686,925
Other Assets in Excess of Liabilities	3.0	29,719,119

NET ASSETS	100.0%	$983,406,044

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
#	American Depository Receipts.
(a)

At April 30, 2010, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $935,636,175 amounted to $18,050,750 which consisted of aggregate gross unrealized appreciation of $53,979,200 and aggregate gross unrealized depreciation of $35,928,450.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS  |  ALGER LARGE CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments‡ (Unaudited) April 30, 2010

	SHARES	VALUE
COMMON STOCKS—98.0%
AEROSPACE & DEFENSE—3.6%
Boeing Co., /The	3,000	$217,290
General Dynamics Corp.	5,900	450,524
Lockheed Martin Corp.	6,300	534,806
United Technologies Corp.	5,550	415,973
		1,618,593
AGRICULTURAL PRODUCTS—0.4%
Bunge Ltd.	3,750	198,563

AIR FREIGHT & LOGISTICS—1.1%
United Parcel Service Inc., Cl. B	7,450	515,093

APPAREL RETAIL—0.6%
Gap Inc., /The	10,750	265,848

ASSET MANAGEMENT & CUSTODY BANKS—1.1%
BlackRock Inc.	1,550	285,200
Invesco Ltd.	10,350	237,947
		523,147
BIOTECHNOLOGY—2.3%
Amgen Inc. *	7,950	456,012
Celgene Corp. *	5,100	315,945
Gilead Sciences Inc. *	7,550	299,509
		1,071,466
COAL & CONSUMABLE FUELS—0.8%
Peabody Energy Corp.	7,650	357,408

COMMUNICATIONS EQUIPMENT—4.3%
Cisco Systems Inc. *	40,550	1,091,606
Qualcomm Inc.	17,950	695,383
Research In Motion Ltd. *	2,450	174,416
		1,961,405
COMPUTER & ELECTRONICS RETAIL—0.6%
Best Buy Co., Inc.	5,750	262,200

COMPUTER HARDWARE—9.0%
Apple Inc. *	7,550	1,971,455
Dell Inc. *	16,300	263,734
Hewlett-Packard Co.	18,600	966,642
International Business Machines Corp.	7,200	928,800
		4,130,631
COMPUTER STORAGE & PERIPHERALS—1.1%
EMC Corp.*	26,600	505,666

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.8%
Deere & Co.	6,100	364,902

DATA PROCESSING & OUTSOURCED SERVICES—2.8%
Fidelity National Information Services Inc.	9,300	244,497
Mastercard Inc.	2,300	570,492
Visa Inc., Cl. A	5,000	451,150
		1,266,139

	SHARES	VALUE
COMMON STOCKS—(CONT.)
DEPARTMENT STORES—0.5%
Kohl’s Corp.*	4,500	$247,455

DIVERSIFIED CHEMICALS—0.7%
EI Du Pont de Nemours & Co.	8,150	324,696

DRUG RETAIL—2.0%
CVS Caremark Corp.	12,700	469,011
Walgreen Co.	12,400	435,860
		904,871
ELECTRIC UTILITIES—1.0%
Southern Co.	12,650	437,184

ENVIRONMENTAL & FACILITIES SERVICES—0.7%
Republic Services Inc.	10,300	319,609

FERTILIZERS & AGRICULTURAL CHEMICALS—1.2%
Monsanto Co.	4,800	302,688
Potash Corporation of Saskatchewan Inc.	2,650	292,825
		595,513
FOOD RETAIL—0.7%
Kroger Co., /The	14,950	332,339

FOOTWEAR—0.8%
NIKE Inc., Cl. B	4,550	345,391

FOREST PRODUCTS—0.3%
Weyerhaeuser Co.	2,600	128,752

GENERAL MERCHANDISE STORES—0.9%
Target Corp.	7,000	398,090

GOLD—1.1%
Goldcorp Inc.	11,100	479,853

HEALTH CARE EQUIPMENT—3.7%
Baxter International Inc.	10,300	486,366
Covidien PLC	7,900	379,121
St. Jude Medical Inc. *	5,550	226,551
Stryker Corp.	5,150	295,816
Zimmer Holdings Inc. *	5,100	310,641
		1,698,495
HEALTH CARE SERVICES—1.3%
Express Scripts Inc. *	3,400	340,442
Medco Health Solutions Inc. *	4,250	250,410
		590,852
HOME ENTERTAINMENT SOFTWARE—1.5%
Activision Blizzard Inc.	40,600	449,848
Electronic Arts Inc. *	12,450	241,157
		691,005
HOME IMPROVEMENT RETAIL—1.0%
Lowe’s Companies, Inc.	16,700	452,904

HOTELS RESORTS & CRUISE LINES—0.8%
Carnival Corp.	8,650	360,705

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HOUSEHOLD PRODUCTS—1.4%
Procter & Gamble Co., /The	10,350	$643,356

HYPERMARKETS & SUPER CENTERS—2.1%
Wal-Mart Stores Inc.	18,200	976,430

INDUSTRIAL CONGLOMERATES—1.3%
Tyco International Ltd.	14,750	572,153

INDUSTRIAL GASES—0.5%
Praxair Inc.	2,650	221,991

INTEGRATED OIL & GAS—3.1%
Chevron Corp.	10,850	883,623
Exxon Mobil Corp.	7,450	505,483
		1,389,106
INTEGRATED TELECOMMUNICATION SERVICES—0.6%
Verizon Communications Inc.	9,900	286,011

INTERNET RETAIL—1.0%
Amazon.com Inc.*	3,350	459,150

INTERNET SOFTWARE & SERVICES—4.1%
eBay Inc. *	18,450	439,295
Google Inc., Cl. A *	1,852	973,114
Yahoo! Inc. *	28,600	472,758
		1,885,167
INVESTMENT BANKING & BROKERAGE—1.9%
Charles Schwab Corp., /The	18,150	350,114
Goldman Sachs Group Inc., /The	1,650	239,580
Morgan Stanley	9,600	290,112
		879,806
IT CONSULTING & OTHER SERVICES—0.7%
Cognizant Technology Solutions Corp., Cl. A*	6,100	312,198

LIFE SCIENCES TOOLS & SERVICES—0.9%
Thermo Fisher Scientific Inc.*	7,450	411,836

MANAGED HEALTH CARE—0.6%
UnitedHealth Group Inc.	9,000	272,790

MOVIES & ENTERTAINMENT—0.8%
Viacom Inc., Cl. B*	10,450	369,199

MULTI-LINE INSURANCE—0.3%
Hartford Financial Services Group Inc.	5,100	145,707

OIL & GAS DRILLING—0.5%
Transocean Ltd.*	3,347	242,490

OIL & GAS EQUIPMENT & SERVICES—1.1%
Schlumberger Ltd.	5,500	392,810
Weatherford International Ltd. *	6,350	114,999
		507,809
OIL & GAS EXPLORATION & PRODUCTION—2.1%
Devon Energy Corp.	8,350	562,206

	SHARES	VALUE
COMMON STOCKS—(CONT.)
OIL & GAS EXPLORATION & PRODUCTION—(CONT.)
Nexen Inc.	17,050	$413,974
		976,180
OIL & GAS STORAGE & TRANSPORTATION—0.5%
Enterprise Products Partners LP	6,850	242,901

OTHER DIVERSIFIED FINANCIAL SERVICES—2.0%
Bank of America Corp.	25,550	455,557
JPMorgan Chase & Co.	10,800	459,863
		915,420
PACKAGED FOODS & MEATS—0.8%
Kraft Foods Inc., Cl. A	12,550	371,480

PHARMACEUTICALS—5.8%
Abbott Laboratories	14,250	729,030
Allergan Inc.	4,700	299,343
Johnson & Johnson	12,450	800,534
Pfizer Inc.	47,850	800,052
		2,628,959
PROPERTY & CASUALTY INSURANCE—0.9%
Travelers Cos., Inc., /The	7,950	403,383

RAILROADS—1.1%
CSX Corp.	9,250	518,463

RESTAURANTS—1.0%
McDonald’s Corp.	7,150	504,718

SEMICONDUCTOR EQUIPMENT—0.5%
Applied Materials Inc.	17,450	240,461

SEMICONDUCTORS—3.8%
Broadcom Corp., Cl. A	6,500	224,185
Intel Corp.	35,600	812,747
Marvell Technology Group Ltd. *	14,150	292,198
Taiwan Semiconductor Manufacturing Co., Ltd. #	24,671	261,266
Texas Instruments Inc.	5,350	139,154
		1,729,550
SOFT DRINKS—3.4%
Coca-Cola Co., /The	14,650	783,042
PepsiCo Inc.	11,200	730,464
		1,513,506
SPECIALIZED FINANCE—1.1%
CME Group Inc.	1,462	480,135

SYSTEMS SOFTWARE—4.8%
Microsoft Corp.	47,150	1,439,960
Oracle Corp.	28,300	731,272
		2,171,232
TOBACCO—2.6%
Altria Group Inc.	22,100	468,299

	SHARES	VALUE
COMMON STOCKS—(CONT.)
TOBACCO—(CONT.)
Philip Morris International Inc.	14,250	$699,389
		1,167,688
TOTAL COMMON STOCKS (Cost $41,453,827)		44,788,050

	PRINCIPAL AMOUNT
SHORT-TERM INVESTMENTS—2.5%
TIME DEPOSITS—2.5%
Wells Fargo Grand Cayman, 0.03%, 4/01/10(L2) (Cost $1,135,500)	1,135,500	1,135,500

Total Investments (Cost $42,589,327)(a)	100.5%	45,923,550
Liabilities in Excess of Other Assets	(0.5)	(225,854)

NET ASSETS	100.0%	$45,697,696

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
#	American Depository Receipts.
(a)

At April 30, 2010, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $42,983,635 amounted to $2,939,915 which consisted of aggregate gross unrealized appreciation of $4,908,191 and aggregate gross unrealized depreciation of $1,968,276.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS  |  ALGER MID CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments‡ (Unaudited) April 30, 2010

	SHARES	VALUE
COMMON STOCKS—97.0%
ADVERTISING—0.5%
Focus Media Holding Ltd.#*	282,200	$4,735,316

AEROSPACE & DEFENSE—1.2%
Goodrich Corp.	152,700	11,327,286

AIR FREIGHT & LOGISTICS—0.8%
Expeditors International of Washington Inc.	186,700	7,606,158

APPAREL RETAIL—3.3%
American Eagle Outfitters Inc.	274,100	4,607,621
Chico’s FAS Inc.	454,400	6,766,016
J Crew Group Inc. *	209,500	9,735,465
TJX Cos., Inc.	237,400	11,001,116
		32,110,218
APPLICATION SOFTWARE—4.1%
Informatica Corp. *	190,900	4,774,409
Nice Systems Ltd. #*	283,400	9,014,954
Pegasystems Inc.	436,000	13,808,120
SolarWinds Inc. *	168,500	3,127,360
Synopsys Inc. *	413,500	9,390,585
		40,115,428
ASSET MANAGEMENT & CUSTODY BANKS—3.6%
BlackRock Inc.	53,300	9,807,200
Invesco Ltd.	438,300	10,076,517
T Rowe Price Group Inc.	257,700	14,820,327
		34,704,044
AUTO PARTS & EQUIPMENT—1.0%
Lear Corp.*	122,500	9,944,550

BIOTECHNOLOGY—2.3%
China Nuokang Bio-Pharmaceutical Inc. #*	379,562	2,505,109
Human Genome Sciences Inc. *	335,300	9,284,457
Metabolix Inc. *	894,660	11,156,410
		22,945,976
BROADCASTING & CABLE TV—0.8%
Discovery Communications Inc.*	190,900	7,387,830

CABLE & SATELLITE—0.7%
Scripps Networks Interactive Inc.	157,000	7,118,380

CASINOS & GAMING—0.5%
Las Vegas Sands Corp.*	194,800	4,842,728

COAL & CONSUMABLE FUELS—1.2%
Patriot Coal Corp. *	369,800	7,281,362
Peabody Energy Corp.	101,500	4,742,080
		12,023,442
COMMUNICATIONS EQUIPMENT—1.2%
Brocade Communications Systems Inc.*	1,869,300	12,131,757

COMPUTER & ELECTRONICS RETAIL—1.0%
Best Buy Co., Inc.	218,400	9,959,040

	SHARES	VALUE
COMMON STOCKS—(CONT.)
COMPUTER HARDWARE—1.5%
Apple Inc.*	55,800	$14,570,496

COMPUTER STORAGE & PERIPHERALS—2.8%
NetApp Inc. *	282,400	9,790,808
Seagate Technology *	962,000	17,671,940
		27,462,748
CONSTRUCTION & ENGINEERING—0.7%
Chicago Bridge & Iron Co., NV#*	308,700	7,235,928

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.3%
Bucyrus International Inc.	207,700	13,087,177

CONSUMER ELECTRONICS—1.0%
Garmin Ltd.	272,200	10,174,836

DATA PROCESSING & OUTSOURCED SERVICES—1.5%
Echo Global Logistics Inc. *	496,485	6,697,583
Fidelity National Information Services Inc.	316,100	8,310,269
		15,007,852
DIVERSIFIED BANKS—1.0%
Comerica Inc.	229,000	9,618,000

EDUCATION SERVICES—0.7%
DeVry Inc.	106,400	6,638,296

ELECTRICAL COMPONENTS & EQUIPMENT—1.1%
General Cable Corp.*	368,200	10,519,474

ENVIRONMENTAL & FACILITIES SERVICES—1.0%
Stericycle Inc.*	169,900	10,007,110

FERTILIZERS & AGRICULTURAL CHEMICALS—0.5%
Mosaic Co., /The	93,400	4,776,476

GOLD—1.7%
Yamana Gold Inc.	1,566,700	17,030,029

HEALTH CARE EQUIPMENT—2.8%
Hologic Inc. *	277,100	4,951,777
Insulet Corp. *	323,600	4,465,680
Intuitive Surgical Inc. *	27,000	9,735,120
Mindray Medical International Ltd. #	207,000	7,907,400
		27,059,977
HEALTH CARE FACILITIES—2.3%
Select Medical Holdings Corp. *	1,461,400	12,699,566
Universal Health Services Inc., Cl. B	276,200	10,252,544
		22,952,110
HEALTH CARE SUPPLIES—0.2%
AGA Medical Holdings Inc.*	137,900	2,217,432

HOME ENTERTAINMENT SOFTWARE—1.2%
Activision Blizzard Inc.	1,032,100	11,435,668

HOME FURNISHING RETAIL—1.3%
Bed Bath & Beyond Inc.*	274,300	12,606,828

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HOMEBUILDING—1.7%
Lennar Corp., Cl. A	426,300	$8,483,370
Meritage Homes Corp. *	107,900	2,565,862
Toll Brothers Inc. *	243,100	5,486,767
		16,535,999
HOTELS RESORTS & CRUISE LINES—1.4%
Interval Leisure Group *	332,400	4,916,196
Orient-Express Hotels Ltd., Cl. A *	291,000	3,972,150
Wyndham Worldwide Corp.	186,800	5,008,108
		13,896,454
HOTELS RESTAURANTS & LEISURE—0.7%
Home Inns & Hotels Management Inc.#*	209,700	7,308,045

INDUSTRIAL CONGLOMERATES—0.7%
McDermott International Inc.*	246,100	6,745,601

INDUSTRIAL MACHINERY—3.3%
Duoyuan Global Water Inc. #*	360,347	9,614,058
SmartHeat Inc. *	735,600	6,171,684
SPX Corp.	228,400	15,960,592
		31,746,334
INTERNET RETAIL—1.6%
Expedia Inc.	337,800	7,975,458
NetFlix Inc. *	80,400	7,941,108
		15,916,566
INTERNET SOFTWARE & SERVICES—2.8%
eBay Inc. *	466,100	11,097,841
GSI Commerce Inc. *	86,800	2,365,300
OpenTable Inc. *	189,600	7,367,856
VistaPrint Ltd. *	128,100	6,607,398
		27,438,395
INVESTMENT BANKING & BROKERAGE—1.3%
Greenhill & Co., Inc.	57,300	5,036,097
Lazard Ltd., Cl. A	192,452	7,440,194
		12,476,291
IT CONSULTING & OTHER SERVICES—1.4%
Cognizant Technology Solutions Corp., Cl. A*	276,800	14,166,624

LEISURE PRODUCTS—0.8%
Coach Inc.	177,400	7,406,450

LIFE & HEALTH INSURANCE—0.7%
Lincoln National Corp.	239,500	7,326,305

LIFE SCIENCES TOOLS & SERVICES—0.6%
ICON PLC#*	188,098	5,486,819

MULTI-LINE INSURANCE—0.7%
Genworth Financial Inc., Cl. A *	135,500	2,238,460
Hartford Financial Services Group Inc.	172,900	4,939,753
		7,178,213

	SHARES	VALUE
COMMON STOCKS—(CONT.)
OFFICE SERVICES & SUPPLIES—1.0%
SYKES Enterprises Inc.*	447,300	$10,167,129

OIL & GAS EQUIPMENT & SERVICES—2.0%
Cameron International Corp. *	219,400	8,657,524
National Oilwell Varco Inc.	254,650	11,212,240
		19,869,764
OIL & GAS EXPLORATION & PRODUCTION—5.8%
Devon Energy Corp.	211,200	14,220,096
Nexen Inc.	951,257	23,096,519
Plains Exploration & Production Co. *	293,600	8,605,416
Quicksilver Resources Inc. *	701,400	9,728,418
		55,650,449
OTHER DIVERSIFIED FINANCIAL SERVICES—0.9%
BM&F Bovespa SA	1,354,987	9,003,236

PACKAGED FOODS & MEATS—0.5%
McCormick & Co., Inc.	125,900	4,981,863

PHARMACEUTICALS—3.1%
Auxilium Pharmaceuticals Inc. *	276,900	9,857,640
Medicis Pharmaceutical Corp., Cl. A	194,369	4,933,085
Mylan Inc. *	338,600	7,459,358
Optimer Pharmaceuticals Inc. *	588,974	7,250,270
		29,500,353
PROPERTY & CASUALTY INSURANCE—1.6%
Chubb Corp.	285,500	15,094,385

PUBLISHING—1.0%
New York Times Co., /The, Cl. A*	957,900	9,502,368

RAILROADS—0.5%
CSX Corp.	92,300	5,173,415

REAL ESTATE SERVICES—1.0%
CB Richard Ellis Group Inc., Cl. A*	570,100	9,874,132

RESEARCH & CONSULTING SERVICES—1.5%
FTI Consulting Inc.*	358,200	14,732,766

RESTAURANTS—1.2%
McCormick & Schmick’s Seafood Restaurants Inc. *	730,553	7,239,780
Starbucks Corp.	186,800	4,853,064
		12,092,844
RETAIL REITS—0.4%
Macerich Co., /The	97,600	4,363,696

SEMICONDUCTOR EQUIPMENT—1.4%
Lam Research Corp.*	347,800	14,103,290

SEMICONDUCTORS—6.5%
Altera Corp.	475,900	12,068,824
Atheros Communications Inc. *	178,735	6,942,067
Marvell Technology Group Ltd. *	691,600	14,281,540
Mellanox Technologies Ltd. *	96,280	2,387,744
Micron Technology Inc. *	938,200	8,772,170

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SEMICONDUCTORS—(CONT.)
Netlogic Microsystems Inc. *	74,300	$2,315,931
Skyworks Solutions Inc. *	933,900	15,726,877
		62,495,153
SOFT DRINKS—0.8%
Hansen Natural Corp.*	169,000	7,449,520

SPECIALIZED FINANCE—1.3%
CME Group Inc.	39,900	13,103,559

SPECIALTY STORES—0.0%
L’Occitane International SA*,(L2)	50,000	97,124

STEEL—1.5%
Cliffs Natural Resources Inc.	232,000	14,506,960

SYSTEMS SOFTWARE—0.5%
Red Hat Inc.*	160,000	4,779,200

THRIFTS & MORTGAGE FINANCE—1.0%
People’s United Financial Inc.	614,600	9,544,738

TOBACCO—1.0%
ITC Ltd.*,(L2)	1,640,800	9,793,557
TOTAL COMMON STOCKS (Cost $909,615,175)		948,860,187

	PRINCIPAL AMOUNT
CONVERTIBLE CORPORATE BONDS—1.3%
WIRELESS TELECOMMUNICATION SERVICES—1.3%
SBA Communications Corp., 4.00%, 10/1/14(L2)(a) (Cost $11,635,958)	9,311,000	12,465,101

SHORT-TERM INVESTMENTS—2.5%
TIME DEPOSITS—2.5%
Wells Fargo Grand Cayman, 0.03%, 4/01/10(L2) (Cost $24,104,298)	24,104,298	24,104,298

Total Investments (Cost $945,355,431)(b)	100.8%	985,429,586
Liabilities in Excess of Other Assets	(0.8)	(7,340,223)

NET ASSETS	100.0%	$978,089,363

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
#	American Depository Receipts.
(a)

Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.  These securities are deemed to be liquid and represent 1.3% of the net assets of the Fund.

(b)

At April 30, 2010, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $958,583,765 amounted to $26,845,821 which consisted of aggregate gross unrealized appreciation of $79,805,275 and aggregate gross unrealized depreciation of $52,959,454.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS | ALGER SMALL CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments‡ (Unaudited) April 30, 2010

	SHARES	VALUE
COMMON STOCKS—97.6%
AEROSPACE & DEFENSE—2.1%
BE Aerospace Inc. *	475,555	$14,128,739
Esterline Technologies Corp. *	245,375	13,687,018
		27,815,757
AIRLINES—0.6%
Airtran Holdings Inc.*	1,538,240	8,121,907

APPAREL RETAIL—3.7%
Aeropostale Inc. *	320,175	9,297,882
AnnTaylor Stores Corp. *	562,000	12,195,399
Childrens Place Retail Stores Inc., /The *	232,850	10,669,187
Coldwater Creek Inc. *	939,700	6,653,076
J Crew Group Inc. *	189,500	8,806,065
		47,621,609
APPLICATION SOFTWARE—7.7%
Cadence Design Systems Inc. *	978,350	7,298,491
Concur Technologies Inc. *	238,350	9,989,249
Informatica Corp. *	592,850	14,827,178
Nice Systems Ltd. #*	445,505	14,171,514
Pegasystems Inc.	417,286	13,215,448
SolarWinds Inc. *	522,550	9,698,528
Solera Holdings Inc.	378,900	14,727,842
Taleo Corp., Cl. A *	354,600	9,212,508
VanceInfo Technologies Inc. #*	477,450	11,387,183
		104,527,941
ASSET MANAGEMENT & CUSTODY BANKS—1.2%
Artio Global Investors Inc.	244,950	5,604,456
Cohen & Steers Inc.	376,500	10,191,855
		15,796,311
AUTO PARTS & EQUIPMENT—1.0%
Dana Holding Corp.*	1,005,200	13,429,472

BIOTECHNOLOGY—4.0%
Acorda Therapeutics Inc. *	108,800	4,216,000
Human Genome Sciences Inc. *	528,750	14,641,087
InterMune Inc. *	186,250	7,926,800
OSI Pharmaceuticals Inc. *	137,000	8,037,790
Savient Pharmaceuticals Inc. *	762,650	11,058,425
United Therapeutics Corp. *	123,080	7,002,021
		52,882,123
CASINOS & GAMING—1.1%
WMS Industries Inc.*	283,100	14,160,662

COAL & CONSUMABLE FUELS—0.7%
Patriot Coal Corp.*	502,050	9,885,365

COMMODITY CHEMICALS—0.4%
STR Holdings Inc.*	252,400	5,820,344

COMMUNICATIONS EQUIPMENT—2.4%
Aruba Networks Inc. *	666,050	8,365,588
Brocade Communications Systems Inc. *	1,484,750	9,636,028

	SHARES	VALUE
COMMON STOCKS—(CONT.)
COMMUNICATIONS EQUIPMENT—(CONT.)
Finisar Corp. *	907,800	$13,580,688
		31,582,304
COMPUTER STORAGE & PERIPHERALS—0.9%
QLogic Corp.*	601,500	11,651,055

CONSTRUCTION & ENGINEERING—0.8%
Aecom Technology Corp.*	339,550	10,210,269

DATA PROCESSING & OUTSOURCED SERVICES—0.8%
Wright Express Corp.*	299,285	10,166,711

DISTILLERS & VINTNERS—0.8%
Central European Distribution Corp.*	298,500	10,343,025

DISTRIBUTORS—1.0%
LKQ Corp.*	640,740	13,493,984

EDUCATION SERVICES—1.6%
American Public Education Inc. *	298,850	12,656,298
Grand Canyon Education Inc. *	380,350	9,196,863
		21,853,161
ELECTRIC UTILITIES—1.1%
ITC Holdings Corp.	275,835	15,399,868

ELECTRICAL COMPONENTS & EQUIPMENT—2.4%
Generac Holdings Inc. *	279,300	4,214,637
GrafTech International Ltd. *	720,000	12,139,200
Woodward Governor Co.	504,350	16,164,418
		32,518,255
ENVIRONMENTAL & FACILITIES SERVICES—1.7%
Tetra Tech Inc. *	323,550	7,878,443
Waste Connections Inc. *	423,050	15,140,959
		23,019,402
FOREST PRODUCTS—0.9%
Louisiana-Pacific Corp.*	987,700	11,615,352

GOLD—0.4%
Gammon Gold Inc.*	720,350	5,344,997

HEALTH CARE DISTRIBUTORS—1.5%
Owens & Minor Inc.	264,050	8,304,373
PharMerica Corp. *	611,245	11,797,028
		20,101,401
HEALTH CARE EQUIPMENT—6.3%
Arthrocare Corp. *	206,650	6,391,685
Cyberonics Inc. *	334,000	6,523,020
Insulet Corp. *	699,000	9,646,200
MAKO Surgical Corp. *	650,042	9,120,089
Masimo Corp.	178,800	4,185,708
NuVasive Inc. *	226,980	9,442,368
Sirona Dental Systems Inc. *	340,950	14,214,205
Thoratec Corp. *	322,700	14,389,192

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE EQUIPMENT—(CONT.)
Wright Medical Group Inc. *	457,400	$8,589,972
		82,502,439
HEALTH CARE FACILITIES—1.6%
LifePoint Hospitals Inc. *	339,200	12,950,656
Select Medical Holdings Corp. *	934,850	8,123,847
		21,074,503
HEALTH CARE SERVICES—1.2%
Catalyst Health Solutions Inc. *	123,650	5,231,632
Gentiva Health Services Inc. *	392,950	11,269,806
		16,501,438
HEALTH CARE SUPPLIES—1.1%
AGA Medical Holdings Inc. *	314,250	5,053,140
Inverness Medical Innovations Inc. *	260,200	10,350,756
		15,403,896
HEALTH CARE TECHNOLOGY—1.1%
MedAssets Inc. *	181,450	4,142,504
Medidata Solutions Inc. *	745,650	10,938,685
		15,081,189
HOME FURNISHING RETAIL—0.7%
Williams-Sonoma Inc.	317,650	9,148,320

HOME FURNISHINGS—0.3%
Ethan Allen Interiors Inc.	228,100	4,607,620

HOTELS RESORTS & CRUISE LINES—1.6%
Choice Hotels International Inc.	273,750	9,939,863
Interval Leisure Group *	750,266	11,096,434
		21,036,297
HOUSEWARES & SPECIALTIES—1.1%
Tupperware Brands Corp.	288,450	14,731,142

HUMAN RESOURCE & EMPLOYMENT SERVICES—0.8%
Towers Watson & Co.	235,150	11,287,200

INDUSTRIAL MACHINERY—2.8%
Actuant Corp., Cl. A	574,260	13,167,782
Clarcor Inc.	280,100	10,593,382
RBC Bearings Inc. *	437,990	13,822,963
		37,584,127
INTERNET RETAIL—0.9%
Shutterfly Inc.*	521,900	12,280,307

INTERNET SOFTWARE & SERVICES—3.5%
GSI Commerce Inc. *	568,072	15,479,962
LogMeIn, Inc. *	384,950	9,003,981
OpenTable Inc. *	244,250	9,491,555
VistaPrint Ltd. *	244,640	12,618,531
		46,594,029
INVESTMENT BANKING & BROKERAGE—1.4%
Knight Capital Group Inc. *	431,400	6,708,270

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INVESTMENT BANKING & BROKERAGE—(CONT.)
Lazard Ltd., Cl. A	296,950	$11,480,087
		18,188,357
IT CONSULTING & OTHER SERVICES—0.3%
SRA International Inc., Cl. A*	151,650	3,500,082

LEISURE FACILITIES—0.7%
Life Time Fitness Inc.*	263,045	9,669,534

LEISURE PRODUCTS—1.8%
Fossil Inc. *	244,300	9,503,270
Phillips-Van Heusen Corp.	239,350	15,081,444
		24,584,714
LIFE SCIENCES TOOLS & SERVICES—2.8%
Bruker Corp. *	904,700	13,832,863
ICON PLC #*	296,592	8,651,589
Parexel International Corp. *	651,612	15,365,011
		37,849,463
MANAGED HEALTH CARE—0.6%
Amerigroup Corp.*	204,250	7,402,020

METAL & GLASS CONTAINERS—0.6%
Silgan Holdings Inc.	142,700	8,609,091

OFFICE SERVICES & SUPPLIES—1.1%
American Reprographics Co. *	290,700	2,904,093
SYKES Enterprises Inc. *	546,900	12,431,037
		15,335,130
OIL & GAS EQUIPMENT & SERVICES—1.3%
Acergy SA #	406,450	7,767,259
Cal Dive International Inc. *	843,050	5,530,408
Dril-Quip Inc. *	66,920	3,876,676
		17,174,343
OIL & GAS EXPLORATION & PRODUCTION—2.1%
Kodiak Oil & Gas Corp. *	1,649,350	6,564,413
Mariner Energy Inc. *	368,600	8,802,168
Quicksilver Resources Inc. *	940,300	13,041,961
		28,408,542
PACKAGED FOODS & MEATS—1.6%
Diamond Foods Inc.	154,950	6,617,915
Flowers Foods Inc.	329,850	8,694,845
Hain Celestial Group Inc. *	353,115	6,984,615
		22,297,375
PHARMACEUTICALS—2.9%
Auxilium Pharmaceuticals Inc. *	326,130	11,610,228
Eurand NV *	428,254	4,411,016
Medicis Pharmaceutical Corp., Cl. A	461,500	11,712,869
Optimer Pharmaceuticals Inc. *	934,512	11,503,843
		39,237,956

	SHARES	VALUE
COMMON STOCKS—(CONT.)
PUBLISHING—0.4%
New York Times Co., /The, Cl. A*	558,200	$5,537,344

RAILROADS—0.8%
Genesee & Wyoming Inc., Cl. A*	286,550	11,204,105

REGIONAL BANKS—0.9%
CVB Financial Corp.	497,900	5,481,879
Iberiabank Corp.	105,850	6,524,594
		12,006,473
REINSURANCE—0.7%
Platinum Underwriters Holdings Ltd.	267,850	9,966,699

RESEARCH & CONSULTING SERVICES—2.0%
FTI Consulting Inc. *	263,610	10,842,279
ICF International Inc. *	327,950	7,595,322
Resources Connection Inc. *	491,150	8,614,771
		27,052,372
RESTAURANTS—1.2%
Cheesecake Factory Inc., /The *	344,750	9,366,857
McCormick & Schmick’s Seafood Restaurants Inc. *	689,167	6,829,645
		16,196,502
SECURITY & ALARM SERVICES—1.0%
Geo Group Inc., /The*	605,900	12,832,962

SEMICONDUCTOR EQUIPMENT—1.1%
Novellus Systems Inc.*	539,900	14,145,380

SEMICONDUCTORS—5.4%
Applied Micro Circuits Corp. *	337,450	3,806,436
Atheros Communications Inc. *	358,035	13,906,079
Mellanox Technologies Ltd. *	467,750	11,600,200
Monolithic Power Systems Inc. *	494,450	12,188,193
Netlogic Microsystems Inc. *	425,100	13,250,367
Silicon Laboratories Inc. *	83,500	4,037,225
Skyworks Solutions Inc. *	807,013	13,590,099
		72,378,599
SPECIALIZED CONSUMER SERVICES—0.8%
Sotheby’s	311,500	10,404,100

SPECIALTY CHEMICALS—0.8%
Rockwood Holdings Inc.*	360,350	10,788,879

THRIFTS & MORTGAGE FINANCE—1.8%
Brookline Bancorp Inc.	852,750	9,371,722
Ocwen Financial Corp. *	734,250	8,480,588
PMI Group Inc., /The *	1,379,600	7,187,716
		25,040,026
TRUCKING—0.9%
Dollar Thrifty Automotive Group Inc.*	260,550	11,461,595

	SHARES	VALUE
COMMON STOCKS—(CONT.)
WIRELESS TELECOMMUNICATION SERVICES—0.8%
Syniverse Holdings Inc.*	542,050	$10,884,364
TOTAL COMMON STOCKS (Cost $1,134,341,324)		1,307,349,789

	PRINCIPAL AMOUNT
SHORT-TERM INVESTMENTS—2.1%
TIME DEPOSITS—2.1%
Wells Fargo Grand Cayman, 0.03%, 4/01/10(L2) (Cost $28,367,353)	28,367,353	28,367,353

Total Investments (Cost $1,162,708,677)(a)	99.7%	1,335,717,142
Other Assets in Excess of Liabilities	0.3	4,140,622

NET ASSETS	100.0%	$1,339,857,764

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
#	American Depository Receipts.
(a)

At April 30, 2010, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $1,165,007,059 amounted to $170,710,083 which consisted of aggregate gross unrealized appreciation of $215,714,941 and aggregate gross unrealized depreciation of $45,004,858.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Assets and Liabilities (Unaudited) April 30, 2010

	Alger Capital Appreciation Institutional Fund	Alger Large Cap Growth Institutional Fund
ASSETS:
Investments in securities, at value (identified cost)* see accompanying schedules of investments	$953,686,925	$45,923,550
Receivable for investment securities sold	40,198,176	385,716
Receivable for shares of beneficial interest sold	4,930,866	66,742
Dividends and interest receivable	341,303	38,992
Prepaid expenses	78,194	32,298
Total Assets	999,235,464	46,447,298
LIABILITIES:
Payable for investment securities purchased	11,954,728	210,111
Payable for shares of beneficial interest redeemed	2,797,958	458,559
Accrued investment advisory fees	662,741	27,620
Accrued transfer agent fees	33,555	4,734
Accrued distribution fees	60,778	2,579
Accrued administrative fees	22,500	1,070
Accrued shareholder servicing fees	204,549	9,725
Accrued other expenses	92,611	35,204
Total Liabilities	15,829,420	749,602
NET ASSETS	$983,406,044	$45,697,696
Net Assets Consist of:
Paid in capital (par value of $.001 per share)	990,038,449	56,023,877
Undistributed net investment income (accumulated loss)	(166,821)	39,887
Undistributed net realized gain (accumulated realized loss)	(34,216,163)	(13,700,291)
Net unrealized appreciation on investments	27,750,579	3,334,224
NET ASSETS	$983,406,044	$45,697,697
Net Assets By Class
Class I	$837,948,159	$39,477,266
Class R	$145,457,885	$6,220,430
Shares Of Beneficial Interest Outstanding—Note 6
Class I	43,921,039	3,113,779
Class R	7,894,166	505,810
Net Asset Value Per Share
Class I	$19.08	$12.68
Class R	$18.43	$12.30

*Identified Cost	$925,936,346	$42,589,327

See Notes to Financial Statements.

	Alger Mid Cap Growth Institutional Fund	Alger Small Cap Growth Institutional Fund
ASSETS:
Investments in securities, at value (identified cost)* see accompanying schedules of investments	$985,429,586	$1,335,717,142
Receivable for investment securities sold	36,417,590	11,736,787
Receivable for shares of beneficial interest sold	1,993,144	4,701,579
Dividends and interest receivable	147,233	128,519
Prepaid expenses	83,868	90,952
Total Assets	1,024,071,421	1,352,374,979
LIABILITIES:
Payable for investment securities purchased	42,044,741	6,990,532
Payable for shares of beneficial interest redeemed	2,904,596	3,939,174
Accrued investment advisory fees	623,508	896,799
Accrued transfer agent fees	29,124	207,021
Accrued distribution fees	24,227	28,914
Accrued administrative fees	22,561	30,447
Accrued shareholder servicing fees	205,101	276,790
Accrued other expenses	128,200	147,538
Total Liabilities	45,982,058	12,517,215
NET ASSETS	$978,089,363	$1,339,857,764
Net Assets Consist of:
Paid in capital (par value of $.001 per share)	1,423,453,179	1,264,996,733
Undistributed net investment income (accumulated loss)	(2,272,776)	(5,467,540)
Undistributed net realized gain (accumulated realized loss)	(483,165,204)	(92,679,894)
Net unrealized appreciation on investments	40,074,164	173,008,465
NET ASSETS	$978,089,363	$1,339,857,764
Net Assets By Class
Class I	$920,115,864	$1,269,524,857
Class R	$57,973,499	$70,332,907
Shares Of Beneficial Interest Outstanding—Note 6
Class I	71,254,044	50,519,190
Class R	4,692,620	2,893,169
Net Asset Value Per Share
Class I	$12.91	$25.13
Class R	$12.35	$24.31

*Identified Cost	$945,355,431	$1,162,708,677

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Operations (Unaudited)

For the six months ended April 30, 2010

	Alger Capital Appreciation Institutional Fund	Alger Large Cap Growth Institutional Fund
INCOME
Dividends (net of foreign withholding taxes*)	$5,077,311	$364,310
Interest	6,715	106
Total Income	5,084,026	364,416
EXPENSES
Advisory fees—Note 3(a)	3,538,445	165,546
Distribution fees—Note3(b):
Class R	299,930	15,113
Shareholder servicing fees—Note 3(e)	1,092,113	58,291
Administrative fees—Note 3(a)	120,132	6,412
Custodian fees	40,385	19,139
Interest expenses	—	622
Transfer agent fees and expenses—Note 3(d)	77,730	13,414
Printing fees	43,640	1,725
Professional fees	25,700	12,347
Registration fees	56,335	15,997
Trustee fees—Note 3(f)	9,377	8,842
Miscellaneous	79,543	4,534
Total Expenses	5,383,330	321,982
NET INVESTMENT INCOME (LOSS)	(299,304)	42,434
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain on investments	112,439,648	2,449,376
Net realized loss on foreign currency transactions	(164,620)	—
Net change in unrealized appreciation (depreciation) on investments and foreign currency	13,009,804	3,581,058
Net realized and unrealized gain on investments and foreign currency	125,284,832	6,030,434
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$124,985,528	$6,072,868

*Foreign withholding taxes	$11,942	$438

See Notes to Financial Statements.

	Alger Mid Cap Growth Institutional Fund	Alger Small Cap Growth Institutional Fund
INCOME
Dividends (net of foreign withholding taxes*)	$3,238,103	$1,991,017
Interest	(47,842)	4,665
Total Income	3,190,261	1,995,682
EXPENSES
Advisory fees—Note 3(a)	3,636,950	4,868,446
Distribution fees—Note3(b):
Class R	135,488	152,662
Shareholder servicing fees—Note 3(e)	1,196,365	1,502,607
Administrative fees—Note 3(a)	131,600	165,287
Custodian fees	58,230	40,880
Interest expenses	616	—
Transfer agent fees and expenses—Note 3(d)	43,271	485,094
Printing fees	51,060	89,065
Professional fees	28,286	28,386
Registration fees	69,615	72,891
Trustee fees—Note 3(f)	9,446	9,662
Miscellaneous	95,182	108,055
Total Expenses	5,456,109	7,523,035
NET INVESTMENT LOSS	(2,265,848)	(5,527,353)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain on investments	137,481,602	79,878,181
Net realized loss on foreign currency transactions	(2,902)	—
Net change in unrealized appreciation (depreciation) on investments and foreign currency	46,442,035	201,988,978
Net realized and unrealized gain on investments and foreign currency	183,920,735	281,867,159
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$181,654,887	$276,339,806

*Foreign withholding taxes	$46,891	$7,405

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Changes in Net Assets

	Alger Capital Appreciation Institutional Fund
	For the Six Months Ended April 30, 2010 (Unaudited)	For the Year Ended October 31, 2009
Net investment income (loss)	$(299,304)	$1,411,789
Net realized gain (loss) on investments and foreign currency	112,275,028	(26,872,941)

Net change in unrealized appreciation on investments and foreign currency	13,009,804	151,801,667
Net increase in net assets resulting from operations	124,985,528	126,340,515
Dividends and distributions to shareholders from:
Net investment income
Class I	(1,279,828)	—
Total dividends and distributions to shareholders	(1,279,828)	—
Increase (decrease) from shares of beneficial interest transactions:
Class I	98,095,340	110,204,995
Class R	39,678,916	20,767,606
Net increase (decrease) from shares of beneficial interest transactions—Note 6	137,774,256	130,972,601
Total increase	261,479,956	257,313,116
Net Assets:
Beginning of period	721,926,088	464,612,972
END OF PERIOD	$983,406,044	$721,926,088
Undistributed net investment income (accumulated loss)	$(166,821)	$1,412,311

See Notes to Financial Statements.

	Alger Large Cap Growth Institutional Fund		Alger Mid Cap Growth Institutional Fund		Alger Small Cap Growth Institutional Fund
	For the Six Months Ended April 30, 2010 (Unaudited)	For the Year Ended October 31, 2009	For the Six Months Ended April 30, 2010 (Unaudited)	For the Year Ended October 31, 2009	For the Six Months Ended April 30, 2010 (Unaudited)	For the Year Ended October 31, 2009
Net investment income (loss)	$42,434	$149,148	$(2,265,848)	$(3,952,932)	$(5,527,353)	$(7,511,300)
Net realized gain (loss) on investments and foreign currency	2,449,376	(3,618,992)	137,478,700	(251,223,862)	79,878,181	(93,926,865)

Net change in unrealized appreciation on investments and foreign currency	3,581,058	12,233,784	46,442,035	415,716,107	201,988,978	260,838,132
Net increase in net assets resulting from operations	6,072,868	8,763,940	181,654,887	160,539,314	276,339,806	159,399,967
Dividends and distributions to shareholders from:
Net investment income
Class I	(150,594)	—	—	—	—	—
Total dividends and distributions to shareholders	(150,594)	—	—	—	—	—
Increase (decrease) from shares of beneficial interest transactions:
Class I	(5,083,813)	11,139,323	(124,342,800)	(160,675,767)	38,346,894	183,192,236
Class R	(486,090)	(84,562)	(3,078,218)	1,572,053	4,687,901	4,315,508
Net increase (decrease) from shares of beneficial interest transactions—Note 6	(5,569,903)	11,054,761	(127,421,018)	(159,103,714)	43,034,795	187,507,744
Total increase	352,371	19,818,701	54,233,869	1,435,600	319,374,601	346,907,711
Net Assets:
Beginning of period	45,345,325	25,526,624	923,855,494	922,419,894	1,020,483,163	673,575,452
END OF PERIOD	$45,697,696	$45,345,325	$978,089,363	$923,855,494	$1,339,857,764	$1,020,483,163
Undistributed net investment income (accumulated loss)	$39,887	$148,047	$(2,272,776)	$(6,928)	$(5,467,540)	$59,813

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Institutional Fund

	Class I
	Six months ended 4/30/2010(i)	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007	Year ended 10/31/2006	Year ended 10/31/2005
Net asset value, beginning of period	$16.41	$13.23	$22.27	$15.77	$13.28	$11.05
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	0.00	0.04	(0.04)	(0.06)	(0.06)	—
Net realized and unrealized gain (loss) on investments	2.70	3.14	(9.00)	6.56	2.55	2.23
Total from investment operations	2.70	3.18	(9.04)	6.50	2.49	2.23
Dividends from net investment income	(0.03)	—	—	—	—	—
Net asset value, end of period	$19.08	$16.41	$13.23	$22.27	$15.77	$13.28
Total return	16.4%	23.9%	(40.6)%	41.3%	18.7%	20.2%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$837,948	$632,250	$411,056	$537,928	$165,422	$128,646
Ratio of gross expenses to average net assets	1.16%	1.21%	1.18%	1.23%	1.27%	1.17%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.16%	1.21%	1.18%	1.23%	1.27%	1.17%
Ratio of net investment income (loss) to average net assets	0.00%	0.32%	(0.21)%	(0.33)%	(0.38)%	0.04%
Portfolio turnover rate	106.47%	306.87%	291.85%	232.13%	225.25%	148.91%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

Alger Capital Appreciation Institutional Fund

	Class R
	Six months ended 4/30/2010(i)	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007	Year ended 10/31/2006	Year ended 10/31/2005
Net asset value, beginning of period	$15.86	$12.85	$21.75	$15.47	$13.09	$10.95
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.05)	(0.02)	(0.13)	(0.16)	(0.15)	(0.06)
Net realized and unrealized gain (loss) on investments	2.62	3.03	(8.77)	6.44	2.53	2.20
Total from investment operations	2.57	3.01	(8.90)	6.28	2.38	2.14
Net asset value, end of period	$18.43	$15.86	$12.85	$21.75	$15.47	$13.09
Total return	16.1%	23.3%	(40.9)%	40.6%	18.2%	19.5%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$145,458	$89,676	$53,557	$39,442	$5,969	$1,073
Ratio of gross expenses to average net assets	1.67%	1.71%	1.68%	1.72%	1.79%	1.67%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.67%	1.71%	1.68%	1.72%	1.79%	1.67%
Ratio of net investment income (loss) to average net assets	(0.52)%	(0.18)%	(0.70)%	(0.86)%	(0.90)%	(0.51)%
Portfolio turnover rate	106.47%	306.87%	291.85%	232.13%	225.25%	148.91%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

Alger Large Cap Growth Institutional Fund

	Class I
	Six months ended 4/30/2010(i)	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007	Year ended 10/31/2006	Year ended 10/31/2005
Net asset value, beginning of period	$11.17	$9.48	$16.87	$13.25	$12.56	$10.86
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	0.01	0.04	(0.01)	(0.03)	(0.01)	0.04
Net realized and unrealized gain (loss) on investments	1.54	1.65	(7.38)	3.65	0.74	1.66
Total from investment operations	1.55	1.69	(7.39)	3.62	0.73	1.70
Dividends from net investment income	(0.04)	—	—	—	(0.04)	—
Net asset value, end of period	$12.68	$11.17	$9.48	$16.87	$13.25	$12.56
Total return	13.9%	17.7%	(43.8)%	27.3%	5.8%	15.7%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$39,477	$39,412	$20,415	$52,127	$106,335	$86,725
Ratio of gross expenses to average net assets	1.29%	1.37%	1.23%	1.32%	1.21%	1.08%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.29%	1.37%	1.23%	1.32%	1.21%	1.08%
Ratio of net investment income (loss) to average net assets	0.27%	0.46%	0.04%	(0.19)%	(0.08)%	(0.31)%
Portfolio turnover rate	30.15%	87.57%	187.80%	192.18%	322.72%	249.06%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

Alger Large Cap Growth Institutional Fund

	Class R
	Six months ended 4/30/2010(i)	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007	Year ended 10/31/2006	Year ended 10/31/2005
Net asset value, beginning of period	$10.83	$9.24	$16.52	$13.04	$12.39	$10.76
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.02)	0.00	(0.08)	(0.10)	(0.08)	(0.03)
Net realized and unrealized gain (loss) on investments	1.49	1.59	(7.20)	3.58	0.73	1.66
Total from investment operations	1.47	1.59	(7.28)	3.48	0.65	1.63
Net asset value, end of period	$12.30	$10.83	$9.24	$16.52	$13.04	$12.39
Total return	13.6%	17.2%	(44.1)%	26.7%	5.3%	15.2%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$6,221	$5,933	$5,112	$8,747	$5,372	$3,826
Ratio of gross expenses to average net assets	1.96%	1.89%	1.73%	1.81%	1.71%	1.57%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.96%	1.89%	1.73%	1.81%	1.71%	1.57%
Ratio of net investment income (loss) to average net assets	(0.39)%	(0.03)%	(0.55)%	(0.72)%	(0.59)%	(0.29)%
Portfolio turnover rate	30.15%	87.57%	187.80%	192.18%	322.72%	249.06%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

Alger Mid Cap Growth Institutional Fund

	Class I
	Six months ended 4/30/2010(i)	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007	Year ended 10/31/2006	Year ended 10/31/2005
Net asset value, beginning of period	$10.68	$8.76	$23.24	$17.29	$17.57	$15.38
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.03)	(0.04)	(0.09)	(0.11)	(0.09)	(0.11)
Net realized and unrealized gain (loss) on investments	2.26	1.96	(10.85)	7.44	1.69	2.55
Total from investment operations	2.23	1.92	(10.94)	7.33	1.60	2.44
Distributions from net realized gains	—	—	(3.54)	(1.38)	(1.88)	(0.25)
Net asset value, end of period	$12.91	$10.68	$8.76	$23.24	$17.29	$17.57
Total return	21.0%	21.8%	(55.0)%	45.5%	9.5%	16.0%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$920,116	$872,936	$882,046	$2,032,326	$1,349,500	$1,093,486
Ratio of gross expenses to average net assets	1.11%	1.17%	1.11%	1.17%	1.13%	1.10%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.11%	1.17%	1.11%	1.17%	1.13%	1.10%
Ratio of net investment income (loss) to average net assets	(0.44)%	(0.44)%	(0.56)%	(0.54)%	(0.54)%	(0.64)%
Portfolio turnover rate	104.23%	297.99%	324.49%	274.32%	253.59%	237.74%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

Alger Mid Cap Institutional Fund

	Class R
	Six months ended 4/30/2010(i)	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007	Year ended 10/31/2006	Year ended 10/31/2005
Net asset value, beginning of period	$10.24	$8.45	$22.64	$16.95	$17.34	$15.25
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.06)	(0.08)	(0.16)	(0.20)	(0.18)	(0.19)
Net realized and unrealized gain (loss) on investments	2.17	1.87	(10.49)	7.27	1.67	2.53
Total from investment operations	2.11	1.79	(10.65)	7.07	1.49	2.34
Distributions from net realized gains	—	—	(3.54)	(1.38)	(1.88)	(0.25)
Net asset value, end of period	$12.35	$10.24	$8.45	$22.64	$16.95	$17.34
Total return	20.7%	21.0%	(55.3)%	44.7%	9.0%	15.4%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$57,973	$50,919	$40,374	$69,877	$43,355	$22,127
Ratio of gross expenses to average net assets	1.64%	1.68%	1.61%	1.67%	1.63%	1.60%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.64%	1.68%	1.61%	1.67%	1.63%	1.60%
Ratio of net investment income (loss) to average net assets	(0.97)%	(0.96)%	(1.05)%	(1.04)%	(1.05)%	(1.15)%
Portfolio turnover rate	104.23%	297.99%	324.49%	274.32%	253.59%	237.74%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

Alger Small Cap Growth Institutional Fund

	Class I
	Six months ended 4/30/2010(i)	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007	Year ended 10/31/2006	Year ended 10/31/2005
Net asset value, beginning of period	$19.90	$16.52	$30.30	$23.98	$19.97	$16.07
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.10)	(0.16)	(0.23)	(0.21)	(0.16)	(0.14)
Net realized and unrealized gain (loss) on investments	5.33	3.54	(13.55)	6.53	4.17	4.04
Total from investment operations	5.23	3.38	(13.78)	6.32	4.01	3.90
Net asset value, end of period	$25.13	$19.90	$16.52	$30.30	$23.98	$19.97
Total return	26.3%	20.5%	(45.5)%	26.4%	20.1%	24.3%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,269,525	$968,776	$634,542	$894,802	$305,843	$71,224
Ratio of gross expenses to average net assets	1.23%	1.32%	1.27%	1.33%	1.31%	1.20%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	(0.03)%	0.00%	0.00%
Ratio of net expenses to average net assets	1.23%	1.32%	1.27%	1.30%	1.31%	1.20%
Ratio of net investment income (loss) to average net assets	(0.90)%	(0.94)%	(0.97)%	(0.78)%	(0.74)%	(0.77)%
Portfolio turnover rate	35.31%	90.49%	62.68%	67.53%	88.67%	116.16%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

Alger Small Cap Growth Institutional Fund

	Class R
	Six months ended 4/30/2010(i)	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007	Year ended 10/31/2006	Year ended 10/31/2005
Net asset value, beginning of period	$19.30	$16.08	$29.64	$23.58	$19.74	$15.93
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.15)	(0.22)	(0.35)	(0.35)	(0.28)	(0.22)
Net realized and unrealized gain (loss) on investments	5.16	3.44	(13.21)	6.41	4.12	4.03
Total from investment operations	5.01	3.22	(13.56)	6.06	3.84	3.81
Net asset value, end of period	$24.31	$19.30	$16.08	$29.64	$23.58	$19.74
Total return	26.0%	20.1%	(45.8)%	25.7%	19.5%	23.9%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$70,333	$51,707	$39,033	$47,042	$8,018	$2,487
Ratio of gross expenses to average net assets	1.68%	1.73%	1.77%	1.86%	1.83%	1.68%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	(0.03)%	0.00%	0.00%
Ratio of net expenses to average net assets	1.68%	1.73%	1.77%	1.83%	1.83%	1.68%
Ratio of net investment income (loss) to average net assets	(1.34)%	(1.35)%	(1.47)%	(1.32)%	(1.26)%	(1.20)%
Portfolio turnover rate	35.31%	90.49%	62.68%	67.53%	88.67%	116.16%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 — General:

The Alger Institutional Funds (the “Trust”), is a diversified, open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust operates as a series company and currently issues an unlimited number of shares of beneficial interest in four funds — Alger Capital Appreciation Institutional Fund, Alger Large Cap Growth Institutional Fund, Alger Mid Cap Growth Institutional Fund and Alger Small Cap Growth Institutional Fund (collectively, the “Funds” or individually, each a “Fund”). The Funds normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation.

Each Fund offers Class I and Class R shares. Each class has identical rights to assets and earnings except that only Class R shares have a plan of distribution and bear the related expenses.

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: Investments of the Funds are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern time). Equity securities and option contracts for which such information is readily available are valued at the last reported sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of reported sales, securities are valued at a price within the bid and ask price or, in the absence of a recent bid or ask price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market.  Securities with remaining maturities of more than sixty days at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity and type, as well as prices quoted by dealers who make markets in such securities.

Short-term securities held by the Funds having a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Shares of mutual funds are valued at the net asset value of the underlying mutual fund.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities in which the Funds invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing prices to reflect what the investment adviser, pursuant to policies established by the Board of Trustees, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Financial Accounting Standards Board Accounting Standards Codification 820 — Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•                  Level 1 — quoted prices in active markets for identical investments

•                  Level 2 — significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Funds’ valuation techniques are consistent with the market approach whereby prices and other relevant information generated by market transactions involving identical or comparable assets are used to measure fair value.  Inputs for Level 1 include exchange listed prices and broker quotes in an active market.  Inputs for Level 2 include the last trade price in the case of a halted security, a broker quote in an inactive market, an exchange listed price which has been adjusted for fair value factors, and prices of closely related securities.  Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities.  Inputs for Level 3 include derived prices from unobservable market information which can include cash flows and other information obtained from a company’s financial statements, or from market indicators such as benchmarks and indices.

(b) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

(c) Foreign Currency Translations: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the Statement of Operations.

(d) Option Contracts: When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may also purchase put and call options. Purchasing put and call options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included in the Funds’ Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss. There were no option transactions during the six months ended April 30, 2010.

(e) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Funds on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are declared and paid annually after the end of the fiscal year in which earned.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the difference in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at fiscal year end and have no impact on the net asset value of the Fund and are designed to present the Fund’s capital accounts on a tax basis.

(f) Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Funds maintain

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

such compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.

Financial Accounting Standards Board Accounting Standards Codification 740 — Income Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position.  The Funds file income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions.  Based upon their review of tax positions for the Funds’ open tax years of 2006-2009 in these jurisdictions, the Funds have determined that ASC 740 did not have a material impact on the Funds’ financial statements for the six months ended April 30, 2010.

(g) Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees and transfer agency fees.

(h) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.  These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of results for the interim period presented.  All such adjustments are of a normal recurring nature.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory and Administration Fees: Fees incurred by each Fund, pursuant to the provisions of its Investment Advisory Agreement and its Administration Agreement with Fred Alger Management, Inc. (Alger Management), are payable monthly and computed based on the value of the average daily net assets of each Fund, at the following rates:

	Advisory Fee	Administration Fee
Alger Capital Appreciation Institutional Fund	.81%	.0275%
Alger Large Cap Growth Institutional Fund	.71	.0275
Alger Mid Cap Growth Institutional Fund	.76	.0275
Alger Small Cap Growth Institutional Fund	.81	.0275

(b) Distribution Fees: Class R Shares: The Funds have adopted a Distribution Plan pursuant to which Class R shares of each Fund pay Fred Alger & Company, Incorporated, the Trust’s distributor (the “Distributor”) and an affiliate of Alger Management, a fee at the annual rate of 0.50% of the respective average daily net assets of the Class R shares of the designated Fund to compensate the Distributor for its activities and expenses incurred in

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

distributing the Class R shares. The fees charged may be more or less than the expenses incurred by the Distributor.

(c) Brokerage Commissions: During the six months ended April 30, 2010, the Alger Capital Appreciation Institutional Fund, Alger Large Cap Growth Institutional Fund, Alger Mid Cap Growth Institutional Fund and Alger Small Cap Growth Institutional Fund paid the Distributor commissions of $1,192,938, $15,452, $1,355,521 and $515,526, respectively, in connection with securities transactions.

(d) Shareholder Administrative Fees: The Trust has entered into a shareholder administrative services agreement with Alger Management, to compensate Alger Management on a per account basis for its liaison and administrative oversight of Boston Financial Data Services, Inc., the transfer agent, and other related services. During the six months ended April 30, 2010, the Alger Capital Appreciation Institutional Fund, Alger Large Cap Growth Institutional Fund, Alger Mid Cap Growth Institutional Fund and Alger Small Cap Growth Institutional Fund incurred fees of $7,578, $119, $4,836 and $74,470 respectively, for these services provided by Alger Management, which are included in transfer agent fees and expenses in the Statement of Operations.

(e) Shareholder Servicing Fees: The Trust has entered into a shareholder servicing agreement with Fred Alger & Company, Incorporated (“Alger Inc.”) whereby Alger Inc. provides the Trust with ongoing servicing of shareholder accounts. As Compensation for such services, each Fund pays Alger Inc. a monthly fee at an annual rate of .25% of the value of its average daily net assets.  The fees charged may be more or less than the expenses incurred by the Distributor.

(f) Trustee Fees: From November 1, 2009 through February 8, 2010 the Fund paid each trustee who is not affiliated with Alger Management or its affiliates $500 for each meeting attended, to a maximum of $2,000 per annum, plus travel expenses incurred for attending the meeting. The chairman of the Board of Trustees received an additional annual fee of $10,000 paid, pro rata, by all funds managed by Alger Management. Additionally, each member of the audit committee received an additional $50 for each audit committee meeting attended, to a maximum of $200 per annum.

Effective February 9, 2010 the Fund pays each trustee who is not affiliated with Alger Management or its affiliates $750 for each meeting attended, to a maximum of $3,000 per annum. The Chairman of the Board of Trustees receives an additional annual fee of $15,000 which is paid, pro rata, by all funds managed by Alger Management. Additionally, each member of the audit committee receives an additional $75 from each Fund for each audit committee meeting attended, to a maximum of $300 per annum.

(g) Interfund Loans: The Funds, along with other funds advised by Alger Management, may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, each fund may lend uninvested cash in an amount up to 15% of its net assets to other funds, and each fund may borrow in an amount up to 10% of its net assets from other funds. If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the fund’s total assets, such fund will secure all of its loans from other funds. The interest rate

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the funds.

During the six months ended April 30, 2010, Alger Large Cap Growth Institutional Fund and Alger Mid Cap Growth Institutional Fund incurred interest expense of $309 and $1,044, respectively, in connection with interfund loans.

(h) Other Transactions With Affiliates: Certain trustees and officers of the Trust are directors and officers of Alger Management and the Distributor.

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by the Funds, other than short-term securities, for the six months ended April 30, 2010:

	PURCHASES	SALES
Alger Capital Appreciation Institutional Fund	$973,193,207	$872,464,379
Alger Large Cap Growth Institutional Fund	13,842,782	20,238,646
Alger Mid Cap Growth Institutional Fund	962,406,745	1,108,501,426
Alger Small Cap Growth Institutional Fund	457,818,744	405,886,293

NOTE 5 — Borrowings:

The Funds may borrow from their custodian on an uncommitted basis. Each Fund pays the custodian a market rate of interest, generally based upon the London Inter-Bank Offer Rate.  The Funds may also borrow from other funds advised by Alger Management, as discussed in Note 3 (g).  For the six months ended April 30, 2010, the Funds had the following borrowings:

	AVERAGE DAILY BORROWING	WEIGHTED AVERAGE INTEREST RATE
Alger Large Cap Growth Institutional Fund	$23,366	2.24%
Alger Mid Cap Growth Institutional Fund	15,114	2.24

The highest amount borrowed during the six months ended April 30, 2010 for each Fund was as follows:

Highest Borrowing
Alger Large Cap Growth Institutional Fund	$643,617
Alger Mid Cap Growth Institutional Fund	2,733,673

NOTE 6 — Share Capital:

The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into four series. Each series is divided into two separate classes. The transactions of shares of beneficial interest were as follows:

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED APRIL 30, 2010		FOR THE YEAR ENDED OCTOBER 31, 2009
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Capital Appreciation Institutional Fund
Class I:
Shares sold	10,924,521	$198,484,782	16,446,402	$232,156,222
Dividends reinvested	66,060	1,200,314	—	—
Shares redeemed	(5,535,679)	(101,589,756)	(8,984,090)	(121,951,227)
Net increase	5,454,902	$98,095,340	7,462,312	$110,204,995
Class R:
Shares sold	3,025,309	$53,673,222	2,990,070	$40,590,323
Shares redeemed	(785,874)	(13,994,306)	(1,501,721)	(19,822,717)
Net increase	2,239,435	$39,678,916	1,488,349	$20,767,606

Alger Large Cap Growth Institutional Fund
Class I:
Shares sold	496,177	$5,884,397	2,958,754	$25,717,486
Dividends reinvested	9,295	111,911	—	—
Shares redeemed	(910,209)	(11,080,121)	(1,584,526)	(14,578,163)
Net increase (decrease)	(404,737)	$(5,083,813)	1,374,228	$11,139,323
Class R:
Shares sold	61,981	$730,331	239,711	$2,125,392
Shares redeemed	(103,967)	(1,216,421)	(245,364)	(2,209,954)
Net decrease	(41,986)	$(486,090)	(5,653)	$(84,562)

Alger Mid Cap Growth Institutional Fund
Class I:
Shares sold	9,389,368	$113,034,215	35,609,288	$308,744,989
Shares redeemed	(19,893,831)	(237,377,015)	(54,506,231)	(469,420,756)
Net decrease	(10,504,463)	$(124,342,800)	(18,896,943)	$(160,675,767)
Class R:
Shares sold	721,352	$8,375,035	2,664,061	$22,313,098
Shares redeemed	(1,000,652)	(11,453,253)	(2,471,521)	(20,741,045)
Net increase (decrease)	(279,300)	$(3,078,218)	192,540	$1,572,053

Alger Small Cap Growth Institutional Fund
Class I:
Shares sold	11,896,183	$269,165,853	26,159,300	$455,501,592
Shares redeemed	(10,050,811)	(230,818,959)	(15,905,263)	(272,309,356)
Net increase	1,845,372	$38,346,894	10,254,037	$183,192,236
Class R:
Shares sold	624,361	$13,852,281	990,808	$16,206,954
Shares redeemed	(410,743)	(9,164,380)	(738,750)	(11,891,446)
Net increase	213,618	$4,687,901	252,058	$4,315,508

During the year ended October 31, 2009, shares redeemed for the Alger MidCap Growth Institutional Fund included a redemption-in-kind of 1,609,811 Class I shares valued at $14,037,554 and 10,318 Class R shares valued at $86,468.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 7 — Income Tax Information:

The tax character of distributions paid, during the six months ended April 30, 2010 and the year ended October 31, 2009 were as follows:

	FOR THE SIX MONTHS ENDED APRIL 30, 2010	FOR THE YEAR ENDED OCTOBER 31, 2009
Alger Capital Appreciation Institutional Fund
Distributions paid from:
Ordinary Income	$1,279,828	—
Long-term capital gain	—	—
Total distributions paid	$1,279,828	—

Alger Large Cap Growth Institutional Fund
Distributions paid from:
Ordinary Income	150,594	—
Long-term capital gain	—	—
Total distributions paid	$150,594	—

Alger Mid Cap Growth Institutional Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	—
Total distributions paid	—	—

Alger Small Cap Growth Institutional Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	—
Total distributions paid	—	—

As of October 31, 2009, the components of accumulated gains and losses on a tax basis were as follows:

Alger Capital Appreciation Institutional Fund
Undistributed ordinary income	$1,277,205
Undistributed long-term gain	—
Unrealized appreciation	$5,040,946

Alger Large Cap Growth Institutional Fund
Undistributed ordinary income	$145,515
Undistributed long-term gain	—
Unrealized appreciation	$(641,143)

Alger Mid Cap Growth Institutional Fund
Undistributed ordinary income	$—
Undistributed long-term gain	—
Unrealized appreciation	$(19,596,205)

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Small Cap Growth Institutional Fund
Undistributed ordinary income	$—
Undistributed long-term gain	—
Unrealized appreciation	$(31,278,896)

The difference between book basis and tax basis unrealized appreciation is determined annually at October 31, 2009, and is attributable primarily to the tax deferral of losses on wash sales.

At October 31, 2009, the Funds, for federal income tax purposes, had capital loss carryforwards which expire as set forth in the table below. These amounts may be applied against future net realized gains until the earlier of their utilization or expiration.

EXPIRATION DATES

	2010	2011	2016	2017	TOTAL
Capital Appreciation Fund	$9,021,946	$—	$81,752,970	$45,881,344	$136,656,260
Large Cap Growth Fund	$945,854	$5,070,663	$5,521,428	$4,214,883	$15,752,828
Mid Cap Growth Fund	$—	$—	$285,383,868	$322,038,630	$607,422,498
Small Cap Growth Fund	$5,654,698	$—	$72,171,002	$92,374,179	$170,199,879

NOTE 8 — Fair Value Measurements:

The major categories of securities and their respective fair value inputs are detailed in each Fund’s Schedule of Investments.  The following is a summary of the inputs used as of April 30, 2010 in valuing the Funds’ investments carried at fair value:

Alger Capital Appreciation Institutional Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$111,892,069	$111,793,780	$98,289	—
Consumer Staples	39,933,155	39,933,155	—	—
Energy	97,849,634	97,849,634	—	—
Financials	104,858,869	104,858,869	—	—
Health Care	113,889,042	113,889,042	—	—
Industrials	71,910,308	71,910,308	—	—
Information Technology	343,271,523	343,271,523	—	—
Materials	36,422,145	36,422,145	—	—
Telecommunication Services	6,316,338	6,316,338	—	—
TOTAL COMMON STOCKS	926,343,083	926,244,794	98,289	—
SHORT-TERM INVESTMENTS
Time Deposits	$27,343,842	—	$27,343,842	—
TOTAL INVESTMENTS IN SECURITIES	$953,686,925	$926,244,794	$27,442,131	—

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Large Cap Growth Institutional Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$3,665,660	$3,665,660	—	—
Consumer Staples	6,108,233	6,108,233	—	—
Energy	3,715,894	3,715,894	—	—
Financials	3,347,598	3,347,598	—	—
Health Care	6,674,398	6,674,398	—	—
Industrials	3,908,813	3,908,813	—	—
Information Technology	14,893,454	14,893,454	—	—
Materials	1,750,805	1,750,805	—	—
Telecommunication Services	286,011	286,011	—	—
Utilities	437,184	437,184	—	—
TOTAL COMMON STOCKS	44,788,050	44,788,050	—	—
SHORT-TERM INVESTMENTS
Time Deposits	$1,135,500	—	$1,135,500	—
TOTAL INVESTMENTS IN SECURITIES	$45,923,550	$44,788,050	$1,135,500	—

Alger Mid Cap Growth Institutional Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$188,273,872	$188,176,748	$97,124	—
Consumer Staples	22,224,940	12,431,383	9,793,557	—
Energy	87,543,655	87,543,655	—	—
Financials	132,286,599	132,286,599	—	—
Health Care	110,162,667	110,162,667	—	—
Industrials	128,348,378	128,348,378	—	—
Information Technology	243,706,611	243,706,611	—	—
Materials	36,313,465	36,313,465	—	—
TOTAL COMMON STOCKS	948,860,187	938,969,506	9,890,681	—
CONVERTIBLE CORPORATE BONDS
Telecommunication Services	$12,465,101	—	$12,465,101	—
SHORT-TERM INVESTMENTS
Time Deposits	$24,104,298	—	$24,104,298	—
TOTAL INVESTMENTS IN SECURITIES	$985,429,586	$938,969,506	$46,460,080	—

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Small Cap Growth Institutional Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$238,754,768	$238,754,768	—	—
Consumer Staples	32,640,400	32,640,400	—	—
Energy	55,468,250	55,468,250	—	—
Financials	80,997,866	80,997,866	—	—
Health Care	308,036,428	308,036,428	—	—
Industrials	228,443,081	228,443,081	—	—
Information Technology	294,546,101	294,546,101	—	—
Materials	42,178,663	42,178,663	—	—
Telecommunication Services	10,884,364	10,884,364	—	—
Utilities	15,399,868	15,399,868	—	—
TOTAL COMMON STOCKS	1,307,349,789	1,307,349,789	—	—
SHORT-TERM INVESTMENTS
Time Deposits	$28,367,353	—	$28,367,353	—
TOTAL INVESTMENTS IN SECURITIES	$1,335,717,142	$1,307,349,789	$28,367,353	—

NOTE 9 — Derivatives:

Financial Accounting Standards Board Accounting Standards Codification 815 — Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Forward currency contracts—In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Funds may enter into forward currency contracts. Additionally, each Fund may enter into such contracts to economically hedge certain other foreign currency denominated investments. These contracts are valued at the current cost of covering or offsetting such contracts, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, a Fund could be exposed to foreign currency fluctuations.

Options—In order to produce incremental earnings or protect against changes in the value of portfolio securities, the Funds may buy and sell put and call options, write covered call options on portfolio securities and write cash-secured put options.

The Funds purchase put and call options or writes covered call options and put options for speculative purposes or to economically hedge against adverse movements in the value of portfolio holdings. The Funds will segregate assets to cover their obligations under option contracts.

There were no derivative transactions for the six months ended April 30, 2010.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 10 — Litigation:

In October 2006, Alger Management, the Distributor and Alger Shareholder Services, Inc. entered into a settlement with the office of the New York State Attorney General, and in January 2007, the Manager and Distributor entered into a settlement with the Securities and Exchange Commission (the “SEC”) in connection with practices in the mutual fund industry identified as “market timing” and “late trading.” As part of these settlements, without admitting or denying liability, the firms consented to the payment of $30 million to reimburse fund shareholders; a fine of $10 million; and certain other remedial measures including a reduction in management fees of $1 million per year for five years. The $40 million was paid into an SEC Fair Fund for distribution to investors.

On August 31, 2005, the West Virginia Securities Commissioner (the “WVSC”), in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing, concluded that the Manager and the Distributor had violated the West Virginia Uniform Securities Act (the “WVUSA”), and ordered the Manager and the Distributor to cease and desist from further violations of the WVUSA by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the WVSC. Other firms unaffiliated with the Manager were served with similar orders. The Manager and the Distributor intend to request a hearing for the purpose of seeking to vacate or modify the order.

In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including the Manager, certain mutual funds managed by the Manager (the “Alger Mutual Funds”), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings under the caption number 1:04-MD-15863 (JFM). After a number of the claims in the Alger lawsuits were dismissed by the court, the Alger-related class and derivative suits were settled in principle, but such settlement remains subject to court approval. On May 19, 2010 the court preliminarily approved the settlement of the Alger-related lawsuits, subject to the hearing in due course of objections to the settlement, if any, by former or present shareholders entitled to raise such objections.

NOTE 11 — Recent Accounting Pronouncements:

On January 21, 2010, the FASB issued Accounting Standards Update (ASU) 2010-06.  The ASU amends ASC 820 to add new requirements  for disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements.  It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value.  The application of ASU 2010-06 is required for fiscal years and interim periods beginning after December 15, 2009.  At this time, management is evaluating the implications of ASU 2010-06.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 12 — Subsequent Events:

Management of the Fund has evaluated events that have occurred subsequent to April 30, 2010.  No such events have been identified which require recognition and disclosure.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting November 1, 2009 and ending April 30, 2010.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value November 1, 2009	Ending Account Value April 30, 2010	Expenses Paid During the Six Months Ended April 30, 2010(a)	Ratio of Expenses to Average Net Assets For the Six Months Ended April 30, 2010(b)
Alger Capital Appreciation Institutional Fund
Class I	Actual	$1,000.00	$1,164.10	$6.33	1.16%
	Hypothetical(c)	1,000.00	1,019.36	5.90	1.16
Class R	Actual	1,000.00	1,161.40	9.10	1.67
	Hypothetical(c)	1,000.00	1,016.79	8.49	1.67

Alger Large Cap Growth Institutional Fund
Class I	Actual	$1,000.00	$1,139.40	$6.96	1.29%
	Hypothetical(c)	1,000.00	1,018.70	6.56	1.29
Class R	Actual	1,000.00	1,135.70	10.55	1.96
	Hypothetical(c)	1,000.00	1,015.32	9.96	1.96

Alger Mid Cap Growth Institutional Fund
Class I	Actual	$1,000.00	$1,209.70	$6.18	1.11%
	Hypothetical(c)	1,000.00	1,019.61	5.65	1.11
Class R	Actual	1,000.00	1,207.00	9.12	1.64
	Hypothetical(c)	1,000.00	1,016.94	8.34	1.64

Alger Small Cap Growth Institutional Fund
Class I	Actual	$1,000.00	$1,262.80	$7.02	1.23%
	Hypothetical(c)	1,000.00	1,019.00	6.26	1.23
Class R	Actual	1,000.00	1,259.60	9.57	1.68
	Hypothetical(c)	1,000.00	1,016.74	8.54	1.68

(a)       Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

(b)       Annualized.

(c)        5% annual return before expenses.

Privacy Policy

Your Privacy Is Our Priority

At Fred Alger & Company, Incorporated (“Alger”) we value the confidence you have placed in us. In trusting us with your assets, you provide us with personal and financial data. Alger is committed to maintaining the confidentiality of the personal nonpublic information (“personal information”) entrusted to us by our customers. Your privacy is very important to us, and we are dedicated to safeguarding your personal information as we serve your financial needs.

Our Privacy Policy

We believe you should know about Alger’s Privacy Policy and how we collect and protect your personal information. This Privacy Policy (“Policy”) describes our practices and policy for collecting, sharing and protecting the personal information of our prospective, current and former customers. The Policy is applicable to Alger and its affiliate, Fred Alger Management, Inc., as well as the following funds:  The Alger Funds, The Alger Institutional Funds, The Alger Portfolios, Alger China-U.S. Growth Fund and The Alger Funds II. We are proud of our Policy and hope you will take a moment to read about it.

Information We Collect

The type of personal information we collect and use varies depending on the Alger products or services you select.

We collect personal information that enables us to serve your financial needs, develop and offer new products and services, and fulfill legal and regulatory requirements. Depending on the products or services you request, we obtain personal information about you from the following sources:

•                  Information, such as your name, address and social security number, provided on applications and other forms we receive from you or your representative;

•                  Information from your communications with Alger employees or from your representative, which may be provided to us by telephone, in writing or through Internet transactions; and

•                  Information about your transactions, such as the purchase and redemption of fund shares, account balances and parties to the transactions, which we receive from our affiliates or other third parties.

Sharing of Personal Information

We may share your personal information with our affiliates so that they may process and service your transactions.

However, Alger never sells customer lists to any third party. Further, we do not disclose personal information to nonaffiliated third parties, except as required by law or as permitted by law to service your account, such as follows:

•                  To third-party service providers that assist us in servicing your accounts (e.g. securities clearinghouses);

•                  To governmental agencies and law enforcement officials (e.g. valid subpoenas, court orders); and

•                  To financial institutions that perform marketing services on our behalf or with whom we have joint marketing agreements that provide for the confidentiality of personal information.

Our Security Practices

We protect your personal information by maintaining physical, electronic and procedural safeguards. When you visit Alger’s Internet sites your information is protected by our systems that utilize 128-bit data encryption, Secure Socket Layer (SSL) protocol, user names, passwords and other precautions. We have implemented safeguards to ensure that access to customer information is limited to employees, such as customer service representatives, who require such information to carry out their job responsibilities. Our employees are aware of their strict responsibility to respect the confidentiality of your personal information.

Thank you for choosing to invest with Alger. We value your relationship with us and assure you we will abide by our policy to protect your information.

Proxy Voting Policies

A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Funds’ website at http://www.alger.com or on the SEC’s website at http://www.sec.gov.

Fund Holdings

The Funds’ most recent month end portfolio holdings are available approximately sixty days after month end on the Funds’ website at www.alger.com. The Funds also file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available online on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Funds by calling (800) 992-3863.

THE ALGER INSTITUTIONAL FUNDS

111 Fifth Avenue

New York, NY 10003

(800) 992-3863

www.alger.com

Investment Manager

Fred Alger Management, Inc.

111 Fifth Avenue

New York, NY 10003

Distributor

Fred Alger & Company, Incorporated

111 Fifth Avenue

New York, NY 10003

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.

P.O. Box 8480

Boston, MA 02266

This report is submitted for the general information of the shareholders of The Alger Institutional Funds. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, fees and expenses as well as other pertinent information.

AIFSAR

ITEM 2.  CODE OF ETHICS.

Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a) (1) Not applicable

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Institutional Funds

By:	/s/Dan C. Chung

Dan C. Chung

President

Date: June 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Dan C. Chung

Dan C. Chung

President

Date: June 29, 2010

By:	/s/Michael D. Martins

Michael D. Martins

Treasurer

Date: June 29, 2010